SCHEDULE 14C

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Schedule 14C Information

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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MassMutual Select Funds

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MASSMUTUAL SELECT FUNDS

(the “Trust”)

1295 State Street

Springfield, Massachusetts 01111

MassMutual Select Aggressive Growth Fund

MassMutual Select Emerging Growth Fund

(the “Funds”)

INFORMATION STATEMENT

August 31, 2006

The Trustees of the MassMutual Select Funds (the “Trustees”) are distributing this Information Statement in connection with new Investment Sub-Advisory Agreements for the Funds (each Fund’s “New Sub-Advisory Agreement”) between Massachusetts Mutual Life Insurance Company (in its capacity as investment adviser to the Funds, the “Adviser” or “MassMutual”) and (i) Delaware Management Company (“DMC”) for the MassMutual Select Aggressive Growth Fund (“Aggressive Growth Fund”) and the MassMutual Select Emerging Growth Fund (“Emerging Growth Fund”) and (ii) Insight Capital Research & Management, Inc. (“Insight Capital”) for the Emerging Growth Fund (each, a “Sub-Adviser”). This Information Statement explains why the Trustees (i) approved the Adviser’s entering into the New Sub-Advisory Agreement with DMC with respect to the Aggressive Growth Fund and (ii) approved the termination of the investment sub-advisory agreement dated May 1, 2000 between the Adviser and RS Investment Management, L.P. (“RS”) with respect to the Emerging Growth Fund (the “Prior Sub-Advisory Agreement”) and approved the Adviser’s entering into interim sub-advisory agreements (the “Interim Sub-Advisory Agreements”) and the New Sub-Advisory Agreements with DMC and Insight Capital, as well as to describe generally the terms of the New Sub-Advisory Agreements. This Information Statement is being delivered to shareholders of record as of August 14, 2006 on or about August 31, 2006.

As required by an Exemptive Order that the Adviser has received from the Securities and Exchange Commission to permit the Adviser to change sub-advisers or hire new sub-advisers for one or more funds from time to time without obtaining shareholder approval, subject to approval by a fund’s shareholders of this arrangement, the Funds are distributing this Information Statement solely for your information. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

I. Aggressive Growth Fund

Trustee Approval of the New Sub-Advisory Agreement

At a meeting held on May 1, 2006, the Trustees, including the Trustees who are not “interested persons” of the Trust, the Adviser or the Sub-Adviser (as such term is defined in the 1940 Act (the “Independent Trustees”)), approved the New Sub-Advisory Agreement. As described below, the Trustees carefully considered the matter and concluded that it was appropriate for the Fund to enter into the New Sub-Advisory Agreement so that DMC could begin to serve as co-subadviser to the Aggressive Growth Fund along with Sands Capital Management, LLC (“Sands Capital”). In coming to this recommendation, the Trustees considered, among others, the following factors in reaching this decision:

•	Sands Capital has determined that it is in their clients’ best interests to significantly slow the cashflow into their flagship large cap growth strategy;

•	Sands Capital continues to execute effectively on their large growth mandate and remains a reputable, stable firm; and

•	By hiring a second sub-adviser to handle future cash flows, the Fund can remain open to plan sponsors and participants since Sands Capital receives the capacity relief they are seeking.

After arriving at the decision to add a co-sub-adviser to the Fund, the Trustees determined that it would be appropriate to find another sub-adviser that invested in large-capitalization companies in an aggressive style similar to that of Sands Capital. The sub-adviser should be a stable firm with a strong track record that represented a successful and consistent approach. After careful consideration, the Trustees determined that DMC provided the best opportunity for the Fund.

In coming to this recommendation, the Trustees considered a wide range of information of the type they regularly consider when determining whether to continue a fund’s sub-advisory agreement as in effect from year to year. The Trustees considered information about, among other things:

•	DMC and its personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources and investment process;

•	the terms of the relevant advisory agreement (in this case, the New Sub-Advisory Agreement);

•	the scope and quality of the services that DMC will provide to the Fund;

•	the investment performance of DMC and of similar funds sub-advised by other sub-advisers;

•	the advisory fee rates payable to DMC by the Adviser and by other funds and client accounts managed or sub-advised by DMC, and payable by similar funds managed by other advisers (Appendix A to this Information Statement contains information regarding the fee schedule for other funds advised or sub-advised by DMC that have investment objectives similar to those of the Fund); and

•	DMC’s practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Fund, and the brokers’ and dealers’ provision of brokerage and research services to DMC (see “Certain Brokerage Matters” below for more information about these matters).

Based on the foregoing, the Trustees concluded that the investment process, research capability and philosophy of DMC would be well suited to the Fund, given its investment objective and policies. Following their review, the Trustees determined that the terms of the New Sub-Advisory Agreement were fair and reasonable and were in the best interest of the Fund’s shareholders. After carefully considering the information summarized above, the Trustees, including the Independent Trustees, unanimously voted to approve, on May 1, 2006, the New Sub-Advisory Agreement for the Fund. Prior to a vote being taken to approve the New Sub-Advisory Agreement, the Independent Trustees met separately in executive session to discuss the appropriateness of the agreement. In their deliberations with respect to these matters, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

Description of the New Sub-Advisory Agreement

Appendix B to this Proxy Statement contains the New Sub-Advisory Agreement. While the next several paragraphs briefly summarize some important provisions of the New Sub-Advisory Agreement, you should read Appendix B for a complete understanding of the New Sub-Advisory Agreement.

Like the Prior Sub-Advisory Agreement, the New Sub-Advisory Agreement essentially provides that DMC, under the Trustees’ and the Adviser’s supervision, will, among other things, (1) provide investment advice and recommendations to the Fund with respect to the Fund’s investments, investment policies and the purchase, sale or other distribution of securities and other investments, (2) arrange for the purchase of securities and other investments for the Fund and the sale of securities and other investments held in the portfolio of the Fund and (3) provide reports regarding the foregoing to the Trustees at each board meeting.

The New Sub-Advisory Agreement provides that DMC will not be liable to the Fund or its shareholders, except in the event of DMC’s willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard to its obligations and duties under the New Sub-Advisory Agreement.

There is no change in the advisory fee rate paid by the Fund’s shareholders.    The advisory fee rate will continue to be 0.73% of the average daily net assets of the Fund.

II. Emerging Growth Fund

Termination of the Prior Sub-Advisory Agreement and Trustee Approval of the New Sub-Advisory Agreements

At a special meeting held on June 28, 2006, the Trustees approved the termination of the Prior Sub-Advisory Agreement, such termination to take effect on July 11, 2006. The Trustees considered, among others, the following factors in reaching this decision:

•	The RS emerging growth strategy had transitioned to become more conservative than when the firm was first hired in 2000;

•	Performance of the strategy under RS’ management was no longer consistent with an emerging growth mandate; and

•	RS announced in May that it intends to sell a 65% ownership position in the firm to Guardian Life Insurance Company of America in a deal expected to close during the second half of 2006, bringing into question the future alignment of interests of investors and management.

After arriving at the decision to replace RS as sub-adviser of the Fund, the Trustees determined that it would be appropriate to find another sub-adviser that invested in a small capitalization emerging growth style. After careful consideration, the Trustees determined that it would be appropriate to hire two sub-advisers, and that DMC and Insight Capital would provide an improvement over the incumbent RS.

In coming to this recommendation, the Trustees considered a wide range of information of the type they regularly consider when determining whether to continue a fund’s sub-advisory agreement as in effect from year to year. The Trustees considered information about, among other things:

•	DMC and Insight Capital and their personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources and investment process;

•	the terms of the relevant advisory agreements (in this case, the Interim Sub-Advisory Agreements and New Sub-Advisory Agreements);

•	the scope and quality of the services that DMC and Insight Capital will provide to the Fund;

•	the investment performance of DMC and Insight Capital and of similar funds sub-advised by other sub-advisers;

•	the advisory fee rates payable to DMC and Insight Capital by the Adviser and by other funds and client accounts managed or sub-advised by DMC and Insight Capital, and payable by similar funds managed by other advisers (Appendix C to this Information Statement contains information regarding the fee schedule for other funds advised or sub-advised by DMC that have investment objectives similar to those of the Fund); and

•	DMC’s and Insight Capital’s practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Fund, and the brokers’ and dealers’ provision of brokerage and research services to DMC and Insight Capital (see “Certain Brokerage Matters” below for more information about these matters).

Based on the foregoing, the Trustees concluded that the investment process, research capability and philosophy of DMC and Insight Capital would be well suited to the Fund, given its investment objectives and policies. Following their review, the Trustees determined that terms of the New Sub-Advisory Agreements were fair and reasonable and were in the best interest of the Fund’s shareholders. After carefully considering the information summarized above, the Trustees, including the Independent Trustees, unanimously voted to approve, on June 28, 2006, the Interim Sub-Advisory Agreements for the Fund. At a meeting held on August 7, 2006, the Trustees, including the Independent Trustees, unanimously voted to approve the New Sub-Advisory Agreements for the Fund. Prior to a vote being taken to approve the New Sub-Advisory Agreements, the Independent Trustees met separately in executive session to discuss the appropriateness of the agreements. Prior to a vote being taken to approve both the Interim Sub-Advisory Agreements and New Sub-Advisory Agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

Description of the New Sub-Advisory Agreements

Appendix D and Appendix E to this Proxy Statement contain the New Sub-Advisory Agreements. While the next several paragraphs briefly summarize some important provisions of the New Sub-Advisory Agreements, you should read Appendix D and Appendix E for a complete understanding of the New Sub-Advisory Agreements.

Like the Prior Sub-Advisory Agreement, the New Sub-Advisory Agreements essentially provide that DMC and Insight Capital, under the Trustees’ and the Adviser’s supervision, will, among other things, (1) provide investment advice and recommendations to the Fund with respect to the Fund’s investments, investment policies and the purchase, sale or other distribution of securities and other investments, (2) arrange for the purchase of securities and other investments for the Fund and the sale of securities and other investments held in the portfolio of the Fund and (3) provide reports regarding the foregoing to the Trustees at each board meeting.

The New Sub-Advisory Agreements provide that DMC and Insight Capital will not be liable to the Fund or its shareholders, except in the event of DMC’s or Insight Capital’s willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard to its obligations and duties under the New Sub-Advisory Agreements.

There is no change in the advisory fee rate paid by the Fund’s shareholders. The advisory fee rate will continue to be 0.79% of the average daily net assets of the Fund.

Information About the Ownership of the Sub-Advisers

The following description of DMC was provided to the Trust by DMC.

Delaware Management Company (“DMC”), a series of Delaware Management Business Trust, is located at 2005 Market Street, Philadelphia, Pennsylvania 19103. DMC is an indirect subsidiary of Delaware Management Holdings, Inc. (“DMH”). DMH is an indirect, wholly owned subsidiary, and subject to the ultimate control, of Lincoln National Corporation (“Lincoln”). Lincoln, with headquarters in Philadelphia, Pennsylvania, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. Delaware Investments is the marketing name for DMH and its subsidiaries. Delaware Investments had approximately $120 billion in assets under management as of March 31, 2006.

The following persons are directors of DMC and are located at the address listed above:

Patrick P. Coyne, President

John C.E. Campbell, Executive Vice President/Global Marketing

See Yeng Quek, Executive Vice President/Managing Director

David P. O’Connor, Senior Vice President/Strategic Investments

The following description of Insight Capital was provided to the Trust by Insight Capital.

Insight Capital Research & Management, Inc. (“Insight Capital”) is located at 2121 N. California Blvd., Suite 560, Walnut Creek, California 94596. Insight Capital is an employee-owned investment firm. Insight Capital had over $918.09 million in assets under management as of June 30, 2006.

The following persons are directors of Insight Capital and are located at the address listed above:

Jim Collins, CFA, Chairman and CEO

Lisa K. Miller, Executive Vice President and CCO

Victor Trautwein

Certain Brokerage Matters

In their consideration of the New Sub-Advisory Agreements, the Trustees took account of DMC’s and Insight Capital’s practices regarding the selection and compensation of brokers and dealers that will execute portfolio transactions for the Funds, as applicable, and the brokers’ and dealers’ provision of brokerage and research services to DMC and Insight Capital.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), DMC and Insight Capital, as applicable, may cause the Funds to pay to a broker which provides brokerage and research services to the Funds an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by DMC and Insight Capital, as applicable, that the price is reasonable in light of the services provided viewed either in terms of the specific transaction involved in DMC’s and Insight Capital’s overall duties to the Funds, as applicable, or the policies that the Trustees of the Trust may adopt from time to time.

Other Information

Adviser’s Address.    The address of the Adviser is 1295 State Street, Springfield, Massachusetts 01111.

Principal Underwriter, Administrator and Sub-Administrator.    The address of the Funds’ principal underwriter, MML Distributors, LLC, is 1295 State Street, Springfield, Massachusetts 01111. MML Distributors, LLC is an indirect, wholly-owned subsidiary of the Adviser. The Adviser serves as the administrator of the Funds. Investors Bank & Trust Company, which is located at 200 Clarendon Street, 16th Floor, Boston, Massachusetts 02116, serves as the sub-administrator of the Funds.

Annual and Semi-Annual Reports.    The Trust has previously sent its Annual and Semi-Annual Reports to its shareholders. You can obtain a copy of these Reports without charge by writing to the Trust at 1295 State Street, Springfield, Massachusetts 01111 or by calling 888-309-3539.

Outstanding Shares.    Appendix F to this Information Statement lists the total number of shares outstanding as of August 14, 2006 for each class of each Fund’s shares. Shares of the Funds are primarily offered to institutional investors through institutional distribution channels, such as employer-sponsored retirement plans or through broker-dealers, financial institutions or insurance companies. Purchasers of shares of the Funds must have an agreement with the Adviser or an affiliate of the Adviser to purchase shares of the Funds.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Appendix A

Certain Other Mutual Funds Advised By DMC

DMC has provided the following information to the Trust regarding other funds for which DMC acts as investment adviser and which have investment objectives similar to those of the portion of the Aggressive Growth Fund managed by DMC.

Other Fund(s) with Similar Objectives to the Portion of the Aggressive Growth Fund Managed by DMC	Fee Rate (based on average daily net assets)	Net Assets of Other Fund(s) at 06/30/06	DMC’s Relationship to Other Fund(s) (Adviser or Sub-Adviser)
Delaware Small-Cap Growth Fund*	1.00% on the first $250 million; 0.90% on the next $250 million; 0.75% on assets in excess of $500 million	$31.0 million	Adviser

Optimum Small-Cap Growth Fund**	1.10%	$113.3 million	Adviser

*	Adviser has contractually agreed to waive a portion of the advisory fee through October 31, 2006.

**	Adviser has contractually agreed to waive a portion of the advisory fee through August 1, 2007.

A-1

Appendix B

INVESTMENT SUB-ADVISORY AGREEMENT

for MassMutual Select Aggressive Growth Fund

This Investment Sub-Advisory Agreement (this “Sub-Advisory Agreement”), is by and between Delaware Management Company, a series of Delaware Management Business Trust (the “Sub-Adviser”) and Massachusetts Mutual Life Insurance Company, a mutual life insurance company organized under the laws of the Commonwealth of Massachusetts (“MassMutual”), for the MassMutual Select Aggressive Growth Fund (the “Fund”), a series of MassMutual Select Funds (the “Trust”), a Massachusetts business trust which is an open-end management investment company registered as such with the Securities and Exchange Commission (the “Commission”) pursuant to the Investment Company Act of 1940, as amended (the “Act”), effective as of the 5th day of June, 2006.

WHEREAS, the Trust has appointed MassMutual as the investment adviser for the Fund pursuant to the terms of an Investment Advisory Agreement (the “Advisory Agreement”);

WHEREAS, the Advisory Agreement provides that MassMutual may, at its option, subject to approval by the Trustees of the Trust and, to the extent necessary, the shareholders of the Fund, appoint a sub-adviser to assume certain responsibilities and obligations of MassMutual under the Advisory Agreement; and

WHEREAS, MassMutual and the Sub-Adviser are investment advisers registered with the Commission as such under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

WHEREAS, MassMutual desires to appoint the Sub-Adviser as one of the sub-advisers for the Fund with responsibility for such portion of the Fund’s assets as MassMutual shall direct from time to time (the “Portfolio”) and the Sub-Adviser is willing to act in such capacity upon the terms herein set forth;

NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, MassMutual, the Fund and the Sub-Adviser, the parties hereto, intending to be legally bound, hereby agree as follows:

1. General Provision.

(a) MassMutual hereby employs the Sub-Adviser and the Sub-Adviser hereby undertakes to act as the investment sub-adviser of the Portfolio to provide investment advice and to perform for the Fund such other duties and functions as are hereinafter set forth. The Sub-Adviser shall, in all matters, give to the Fund and the Trust’s Board of Trustees, directly or through MassMutual, the benefit of the Sub-Adviser’s best judgment, effort, advice and recommendations and shall, at all times conform to, and use its best efforts to ensure the Portfolio conforms to:

(i) the provisions of the Act and any rules or regulations thereunder;

(ii) any other applicable provisions of state or federal law applicable to the operation of registered investment companies;

(iii) the provisions of the Agreement and Declaration of Trust and Bylaws of the Trust, as amended from time to time and provided to the Sub-Adviser by MassMutual (collectively referred to as the “Trust Documents”);

(iv) policies and determinations of the Board of Trustees of the Trust and MassMutual, which have been delivered to the Sub-Adviser;

(v) the fundamental and non-fundamental policies and investment restrictions of the Fund as reflected in the Trust’s registration statement under the Act or as such policies may, from time to time, be amended by the Fund’s Board of Trustees or shareholders and reported to the Sub-Adviser; and

(vi) the Prospectus and Statement of Additional Information of the Fund in effect from time to time (collectively referred to as the “Disclosure Documents”).

(b) The appropriate officers and employees of the Sub-Adviser shall be available upon reasonable notice for consultation with any of the Trustees and officers of the Trust and MassMutual with respect to the services provided by the Sub-Adviser hereunder. MassMutual acknowledges that the Sub-Adviser is not the Fund’s pricing agent. The Sub-Adviser will provide reasonable assistance to the Fund’s pricing agent in valuing securities held by the Portfolio for which market quotations are not readily available (i.e., internally priced securities).

(c) MassMutual acknowledges that the Sub-Adviser is not the compliance agent for the Fund or for MassMutual, and does not have access to all of the Fund’s books and records necessary to perform certain compliance testing. To the extent that the Sub-Adviser has agreed to perform the services specified in this Section and in Section 2 hereof in accordance with applicable law (including sub-chapters M and L of the Internal Revenue Code of 1986, as amended (the “Code”), the Act and the Advisers Act (“Applicable Law”)) and in accordance with the Trust Documents, policies and determinations of the Board of Trustees of the Trust and MassMutual and the Fund’s Disclosure Documents (collectively, the “Charter Requirements”), to the extent such Charter Requirements have been provided to the Sub-Adviser, the Sub-Adviser shall perform such services based upon its books and records with respect to the Fund, which comprise a portion of the Fund’s books and records, and upon written instructions received from the Fund, MassMutual or the Fund’s administrator, and shall not be held responsible under this Sub-Advisory Agreement so long as it performs such services in accordance with this Sub-Advisory Agreement, the Charter Requirements and Applicable Law based upon such books and records and such instructions provided by the Fund, MassMutual or the Fund’s administrator. The Sub-Adviser shall be afforded a reasonable amount of time to implement any such instructions (for example, if instructed not to trade on behalf of securities of certain specified MassMutual or Fund affiliates, the Sub-Adviser shall be afforded five business days after receipt of such instruction to implement this trading restriction).

2. Duties of the Sub-Adviser.

(a) The Sub-Adviser shall, subject to the direction and control by the Trust’s Board of Trustees or MassMutual, to the extent MassMutual’s direction is not inconsistent with the Disclosure Documents, (i) regularly provide investment advice and recommendations to the Portfolio, directly or through MassMutual, with respect to the Portfolio’s investments, investment policies and the purchase, sale or other disposition of securities and other investments; (ii) supervise and monitor continuously the investment program of the Portfolio and the composition of its portfolio and determine what securities or other investments shall be purchased or sold by the Portfolio; (iii) arrange, subject to the provisions of Section 7 hereof, for the purchase of securities and other investments for the Portfolio and the sale of securities and other investments held in the portfolio of the Portfolio; (iv) provide reports (the form of which shall be mutually agreed upon by the Sub-Adviser, MassMutual and the Fund) on the foregoing to the Board of Trustees at each regularly scheduled Board meeting; and (v) vote or exercise any consent rights (with the assistance of a third party service provider if deemed appropriate by Sub-Adviser) with respect to such securities or investments.

(b) The Sub-Adviser shall provide to MassMutual such reports for the Portfolio, and in monthly, quarterly or annual time frames, as MassMutual shall reasonably request or as required by applicable law or regulation, including, but not limited to, compliance reports and those reports listed in Appendix A.

(c) Provided that none of MassMutual, the Fund or the Trust shall be required to pay any compensation other than as provided by the terms of this Sub-Advisory Agreement and subject to the provisions of Section 7 hereof, the Sub-Adviser may obtain investment information, research or assistance from any other person, firm or corporation to supplement, update or otherwise improve its investment management services.

(d) Provided that nothing herein shall be deemed to protect the Sub-Adviser from acts or omissions in breach of this Sub-Advisory Agreement or from willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard to its obligations and duties under this Sub-Advisory Agreement, the Sub-Adviser shall not be liable for any loss sustained by reason of good faith errors or omissions in connection with any matters to which this Sub-Advisory Agreement relates.

(e) The Sub-Adviser shall make all material disclosures to MassMutual and the Fund regarding itself and its partners, officers, directors, affiliates or any person who controls any of the foregoing, including, but not limited to, information regarding any change in control of the Sub-Adviser or any change in its key personnel that could materially affect the services provided by the Sub-Adviser hereunder, information regarding any material adverse change in the condition (financial or otherwise) of the Sub-Adviser or any person who controls the Sub-Adviser, information regarding the investment performance and general investment methods of the Sub-Adviser, its principals and affiliates, information that MassMutual reasonably deems material to the Fund or necessary to enable MassMutual to monitor the performance of the Sub-Adviser and information that is required, in the reasonable judgment of MassMutual, to be disclosed in any filings required by any governmental agency or by any applicable law, regulation, rule or order.

(f) The Sub-Adviser shall promptly provide to the Trust’s Chief Compliance Officer (“CCO”) reasonable access, at the Sub-Adviser’s principal office or such other place as may be mutually agreed to by the parties, to all SEC examination correspondences, including correspondences regarding books and records examinations and “sweep” examinations, issued during the term of this Agreement, in which the SEC identified any concerns, issues or matters (such correspondences are commonly referred to as “deficiency letters”) relating to any aspect of the Sub-Adviser’s investment advisory business and the Sub-Adviser’s responses thereto; provided that the Sub-Adviser may redact from such correspondences client specific confidential information, including material non-public information, that the Sub-Adviser reasonably determines may not be disclosed to the Trust’s CCO.

(g) The Sub-Adviser shall provide MassMutual, upon reasonable prior written request by MassMutual to the Sub-Adviser, with access during regular business hours to inspect at the Sub-Adviser’s office the books and records of the Sub-Adviser relating to the Portfolio and the Sub-Adviser’s performance hereunder and such other books and records of the Sub-Adviser as are necessary to confirm that the Sub-Adviser has complied with its obligations and duties under this Sub-Advisory Agreement. The Sub-Adviser agrees that all records which it maintains for the Fund are property of the Fund and the Sub-Adviser will promptly surrender to the Fund any of such records or copies thereof upon the Fund’s request.

(h) The Sub-Adviser makes no representations or warranty, express or implied (except as subject to Section 3(b) herein), that any level of performance or investment results will be achieved by the Portfolio or that the Portfolio will perform comparably with any standard, including any other clients of the Sub-Adviser or index.

3. Other Activities.

(a) Nothing in this Sub-Advisory Agreement shall prevent MassMutual or the Sub-Adviser or any officer thereof from acting as investment adviser or sub-adviser for any other person, firm, corporation or other entity and shall not in any way limit or restrict MassMutual or the Sub-Adviser or any of their respective directors, officers, members, stockholders, partners or employees from buying, selling, or trading any securities for its own account or for the account of others for whom it or they may be acting, provided that such activities are in compliance with U.S. federal and state securities laws, regulations and rules and will not adversely affect or otherwise impair the performance by any party of its duties and obligations under this Sub-Advisory Agreement.

(b) The Sub-Adviser agrees that it will not knowingly or deliberately favor any other account managed or controlled by it or any of its principals or affiliates over the Portfolio. The Sub-Adviser, upon reasonable request and receipt of adequate assurances of confidentiality, shall provide MassMutual with an explanation of the differences, if any, in performance between the Portfolio and any other account with investment objectives and policies similar to the Portfolio for which the Sub-Adviser, or any one of its principals or affiliates, acts as investment adviser. To the extent that a particular investment is suitable for both the Portfolio and the

Sub-Adviser’s other clients, such investment will be allocated among the Portfolio and such other clients in a manner that is fair and equitable in the circumstances.

4. Obligations of MassMutual and the Fund.

(a) MassMutual will provide, or has provided, to the Sub-Adviser, such information or documents as the Sub-Adviser shall reasonably request or as required by applicable law or regulation. Throughout the term of this Sub-Advisory Agreement, MassMutual shall continue to provide such information and documents to the Sub-Adviser, including any amendments, updates or supplements to such information or documents before or at the time the amendments, updates or supplements become effective. MassMutual shall timely furnish the Sub-Adviser with such additional information as may be reasonably necessary for or requested by the Sub-Adviser to perform its responsibilities pursuant to this Sub-Advisory Agreement.

(b) MassMutual shall provide such assistance to the Sub-Adviser in setting up and maintaining brokerage accounts and other accounts as the Sub-Adviser shall reasonably request to allow for the purchase or sale of various forms of securities pursuant to this Sub-Advisory Agreement.

5. Custodian and Fund Accountant.

The Fund assets shall be maintained in the custody of Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116, or such other custodian identified to the Sub-Adviser. Any assets added to the Fund shall be delivered directly to such custodian. The Sub-Adviser shall have no liability for the acts or omissions of any custodian of the Fund’s assets. The Sub-Adviser shall have no responsibility for the segregation requirement of the Act or other applicable law. In addition, at the date of this Sub-Advisory Agreement, MassMutual has contracted with Investors Bank & Trust Company to provide fund accounting services on behalf of the Fund. The Sub-Adviser shall have no liability for the acts or omissions of Investors Bank & Trust Company or such other fund accountant in connection with fund accounting services provided on behalf of the Fund.

6. Compensation of the Sub-Adviser.

(a) MassMutual agrees to pay the Sub-Adviser and the Sub-Adviser agrees to accept as full compensation for the performance of all functions and duties on its part to be performed pursuant to the provisions hereof, a fee paid quarterly, in arrears, at the annual rate of [        ].

(b) Expenses.    MassMutual, the Trust and the Fund shall assume and pay their respective organizational, operational and business expenses not specifically assumed or agreed to be paid by the Sub-Adviser pursuant to this Sub-Advisory Agreement. The Sub-Adviser shall pay its own organizational, operational and business expenses but shall not be obligated to pay any expenses of MassMutual, the Trust or the Fund, including, without limitation: (a) interest and taxes; (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments of the Fund; and (c) custodian fees and expenses. Any reimbursement of management or other fees required by an expense limitation provision and any liability arising out of a violation by MassMutual of Section 36(b) of the Act shall be the sole responsibility of MassMutual, provided that nothing herein shall relieve Sub-Adviser from its own liability under Section 36(b) of the Act with respect to its duties under this Sub-Advisory Agreement.

7. Portfolio Transactions and Brokerage.

(a) The Sub-Adviser is authorized, in arranging the purchase and sale of the Portfolio’s publicly-traded portfolio securities, to employ or deal with such members of securities exchanges, brokers or dealers (hereinafter “broker-dealers”), as may, in its best judgment, implement the policy of the Fund to obtain, at reasonable expense, the best execution of the Fund’s portfolio transactions.

(b) The Sub-Adviser may effect the purchase and sale of securities (which are otherwise publicly traded) in private transactions on such terms and conditions as are customary in such transactions, may use a broker to effect such transactions, and may enter into a contract in which the broker acts either as principal or as agent.

(c) The Sub-Adviser shall select broker-dealers to effect the Portfolio’s portfolio transactions on the basis of its estimate of their ability to obtain best execution of particular and related portfolio transactions. The abilities of a broker-dealer to obtain best execution of particular portfolio transaction(s) will be judged by the Sub-Adviser on the basis of all relevant factors and considerations including, insofar as feasible, the execution capabilities required by the transaction or transactions; the ability and willingness of the broker-dealer to facilitate the Portfolio’s portfolio transactions by participating therein for its own account; the importance to the Fund of speed, efficiency or confidentiality; the broker-dealer’s apparent familiarity with sources from or to whom particular securities might be purchased or sold; other matters involved in the receipt of brokerage and research services in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended; as well as any other matters relevant to the selection of a broker-dealer for particular and related transactions of the Portfolio; and such other considerations as the Board of Trustees of the Trust or MassMutual determine and provide to the Sub-Adviser from time to time. Subject to these requirements and the provisions of the Act, the Securities Exchange Act of 1934, as amended, and other applicable provisions of law, the Sub-Adviser may select brokers or dealers with which it or the Trust are affiliated.

(d) Subject to the appropriate policies and procedures approved by the Board, the Sub-Adviser may, to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934, as amended, cause the Portfolio to pay a broker or dealer that provides brokerage or research services to MassMutual, the Sub-Adviser and the Portfolio an amount of commission for effecting a Portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines, in good faith, that such amount of commission is reasonable in relation to the value of such brokerage or research services provided viewed in terms of that particular transaction or the Sub-Adviser’s overall responsibilities to the Portfolio or its other advisory clients for which MassMutual or the Sub-Adviser exercises investment discretion. To the extent authorized by Section 28(e) and the Board, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action.

8. Representations And Warranties of The Sub-Adviser.

The Sub-Adviser hereby represents and warrants to the Fund and MassMutual that:

(a) The Sub-Adviser has obtained all required governmental and regulatory licenses, registrations and approvals required by law as may be necessary to perform its obligations under this Sub-Advisory Agreement and to act as contemplated by the Trust Documents and the Disclosure Documents, including without limitation registration as an investment adviser under the Advisers Act, and will maintain and renew any required licenses, registrations, approvals and memberships during the term of this Sub-Advisory Agreement.

(b) To the extent that the Sub-Adviser is not subject to any confidentiality restrictions of any court, governmental, administrative or self-regulatory body or confidentiality restrictions of one of its clients, the Sub-Adviser represents and warrants that there is no pending, or to the best of its knowledge, threatened or contemplated suit before or by any court, governmental, administrative or self-regulatory body or arbitration panel to which the Sub-Adviser or any of its principals or affiliates is a party, or to which any of the assets of the Sub-Adviser is subject, which reasonably might be expected to (i) result in any material adverse change in the Sub-Adviser’s condition (financial or otherwise), business or prospects, (ii) materially impair the Sub-Adviser’s ability to discharge its obligations under this Sub-Advisory Agreement, or (iii) result in a matter which would require an amendment to the Sub-Adviser’s Form ADV, Part II.

(c) All references in the Disclosure Documents concerning the Sub-Adviser and its affiliates and the controlling persons, affiliates, stockholders, directors, officers and employees of any of the foregoing provided to

MassMutual by the Sub-Adviser or approved by the Sub-Adviser for use in the Disclosure Documents, as well as all performance information provided to MassMutual by the Sub-Adviser or approved by the Sub-Adviser for use by MassMutual, are accurate in all material respects and do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make such information not misleading.

(d) Subject to adequate assurances of confidentiality, the Sub-Adviser has supplied to, or made available for review by, MassMutual (and if requested by MassMutual to its designated auditor) all documents, statements and agreements reasonably requested by it relating to accounts covered by the Sub-Adviser’s performance results and which are in the Sub-Adviser’s possession or to which it has access.

The foregoing representations and warranties shall be continuing during the term of this Sub-Advisory Agreement.

9. Representations and Warranties of MassMutual.

(a) MassMutual represents and warrants to the Sub-Adviser the following:

(i) MassMutual has all requisite corporate power and authority under the laws of the Commonwealth of Massachusetts and federal securities laws and under the Advisory Agreement with the Fund to execute, deliver and perform this Sub-Advisory Agreement.

(ii) MassMutual is a registered investment adviser under the Advisers Act and is in material compliance with all other required registrations under applicable federal and state law.

(iii) MassMutual has complied, in all material respects, with all registrations required by, and will comply, in all material respects, with all applicable rules and regulations of the Commission.

(iv) MassMutual has received a copy of Part II of Sub-Adviser’s Form ADV.

(v) There is no pending, or to the best of its knowledge, threatened or contemplated action, suit or proceeding before or by any court, governmental, administrative or self-regulatory body or arbitration panel to which MassMutual is subject which might reasonably be expected to (i) result in any material adverse change in MassMutual’s condition (financial or otherwise) or (ii) materially impair MassMutual’s ability to discharge its obligations under this Sub-Advisory Agreement.

The foregoing representations and warranties shall be continuing during the term of this Sub-Advisory Agreement.

10. Covenants.

(a) If at any time during the term of this Sub-Advisory Agreement, the Sub-Adviser discovers any fact or omission, or any event or change of circumstances occurs, which would make the Sub-Adviser’s representations and warranties in Section 8 inaccurate or incomplete in any material respect, or which might render the Disclosure Documents untrue or misleading in any material respect, the Sub-Adviser will provide prompt written notification to the Fund and MassMutual of any such fact, omission, event or change of circumstances, and the facts related thereto.

(b) The Sub-Adviser agrees that, during the term of this Sub-Advisory Agreement, and for so long as investment in the Fund is being offered for sale, it will provide the Fund and MassMutual with updated information relating to the Sub-Adviser’s performance results as reasonably required from time to time by the Fund and MassMutual. The Sub-Adviser shall use its best efforts to provide such information within a reasonable period of time after the end of the month to which such updated information relates and the information is available to it.

(c) If at any time during the term of this Sub-Advisory Agreement, MassMutual discovers any fact or omission, or any event or change of circumstances occurs, which would make MassMutual’s representations and warranties in Section 9 inaccurate or incomplete in any material respect, or which might render the Disclosure Documents untrue or misleading in any material respect, MassMutual will provide prompt written notification to the Sub-Adviser of any such fact, omission, event or change of circumstances, and the facts related thereto.

11. Confidentiality.

All information and advice furnished by one party to the other party (including their respective agents, employees and representatives) hereunder shall be treated as confidential and shall not be disclosed to third parties, except as may be necessary to comply with applicable laws, rules and regulations, subpoenas or court orders. Without limiting the foregoing, MassMutual acknowledges that the securities holdings of the Fund constitute information of value to the Sub-Adviser, and agrees: (1) not to use for any purpose, other than for MassMutual or the Fund, or their agents, to supervise or monitor the Sub-Adviser, the holdings or other trading-related information of the Fund; and (2) not to disclose the Fund’s holdings, except: (a) as required by applicable law or regulation; (b) as required by state or federal regulatory authorities; (c) to the Board of Trustees of the Trust, counsel to the Board, counsel to the Trust, the administrator or any sub-administrator, the independent accountants and any other agent of the Trust who needs such information to provide services to the Trust; or (d) as otherwise agreed to by the parties hereto in writing. Further, MassMutual agrees that information supplied by the Sub-Adviser, including, but not limited to, approved lists, internal procedures, compliance procedures and any board materials, is valuable to the Sub-Adviser, and MassMutual agrees not to disclose any of the information contained in such materials, except: (i) as required by applicable law or regulation; (ii) as required by state or federal regulatory authorities; (iii) to the Board of Trustees of the Trust, counsel to the Board, counsel to the Trust, the administrator or any sub-administrator, the independent accountants and any other agent of the Trust who needs such information to provide services to the Trust; or (iv) as otherwise agreed to by the parties hereto in writing.

Without limiting the foregoing, the Sub-Adviser agrees that any and all information that it obtains pursuant to this Sub-Advisory Agreement regarding MassMutual or its customers including, but not limited to, approved lists, internal procedures, compliance procedures and any board materials, is valuable to MassMutual and will be used exclusively to fulfill the Sub-Adviser’s obligations hereunder, and will not be disclosed to any other party, including any affiliate of the Sub-Adviser or agent of the Fund, except (i) as necessary for the Sub-Adviser to fulfill its obligations pursuant to this Sub-Advisory Agreement, (ii) as required by applicable law or regulation; (iii) as required by state or federal regulatory authorities; or (iv) as otherwise agreed to by the parties hereto in writing. Notwithstanding the foregoing, MassMutual agrees that the Sub-Adviser may identify it or the Fund as a client in promotional materials.

12. Review of Fund Documents.

During the term of this Sub-Advisory Agreement, MassMutual shall furnish to the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Sub-Adviser or its clients in any way, prior to the use thereof, and MassMutual shall not use any such materials if the Sub-Adviser reasonably objects in writing five business (5) days (or such other time as may be mutually agreed, which would include longer time periods for review of the Fund’s registration statement, proxies and shareholder reports) after receipt thereof. MassMutual shall ensure that materials prepared by employees or agents of MassMutual or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the preceding sentence.

13. Use of Names.

The parties agree that the names of both the Sub-Adviser and MassMutual, the names of any affiliates of the Sub-Adviser or MassMutual and any derivative or logo or trademark or service mark or trade name are the valuable property of the Sub-Adviser, MassMutual and each company’s affiliates. MassMutual and the Fund shall have the right to use the Sub-Adviser’s and its affiliates’ name(s), derivatives, logos, trademarks or service marks or trade names only with the prior written approval of the Sub-Adviser, which approval shall not be unreasonably withheld or delayed so long as this Sub-Advisory Agreement is in effect. Similarly, the Sub-Adviser shall have the right to use MassMutual’s, the Fund’s and their affiliates’ name(s), derivatives, logos, trademarks or service marks or trade names only with the prior written approval of MassMutual, which approval shall not be unreasonably withheld or delayed so long as this Sub-Advisory Agreement is in effect. It is understood that certain materials used in the ordinary course of business, such as financial reports, fund fact sheets and materials provided to the Trustees, do not require such prior approval if the trademark is used in accordance with the guidelines set forth in Appendix B.

Upon termination of this Sub-Advisory Agreement, the Sub-Adviser, MassMutual and the Fund shall forthwith cease to use such name(s), derivatives, logos, trademarks or service marks or trade names. The Sub-Adviser, MassMutual and the Fund agree that they will each review with the other parties any advertisement, sales literature, or notice prior to its use that makes reference to the Sub-Adviser, MassMutual or their affiliates, as applicable, or any such name(s), derivatives, logos, trademarks, service marks or trade names so that the Sub-Adviser, MassMutual or their affiliates may review the context in which they are referred to, it being agreed that each party shall have no responsibility to ensure the adequacy of the form or content of such materials used by the other parties for purposes of the Act or other applicable laws and regulations. If the Sub-Adviser, MassMutual or the Fund makes any unauthorized use of another party’s names, derivatives, logos, trademarks or service marks or trade names, the parties acknowledge that the other parties shall suffer irreparable harm for which monetary damages are inadequate and thus, the other parties shall be entitled to injunctive relief.

14. Duration.

This Agreement shall become effective as of the date first written above. Unless terminated earlier pursuant to Section 15 hereof, this Sub-Advisory Agreement shall remain in effect for a period of two years from such date. Thereafter it shall continue in effect from year to year, unless terminated pursuant to Section 15 hereof, so long as such continuance shall be approved at least annually by the Trust’s Board of Trustees, including the vote of the majority of the Trustees of the Trust who are not parties to this Sub-Advisory Agreement or “interested persons” (as defined in the Act) of any such party cast in person at a meeting called for the purpose of voting on such approval, or by the holders of a “majority” (as defined in the Act) of the outstanding voting securities of the Fund. No amendment to this Agreement shall be effective unless approved in the manner required by the Act and the rules thereunder or in accordance with exemptive or other relief granted by the SEC or its staff.

15. Termination.

(a) This Sub-Advisory Agreement shall terminate automatically upon its unauthorized assignment (within the meaning of the Act), the termination of the Advisory Agreement or the dissolution of the Fund.

(b) The Sub-Advisory Agreement may be terminated by MassMutual or the Board of Trustees of the Trust: (i) by written notice to the Sub-Adviser with immediate effect, if the Sub-Adviser’s registration under the Adviser’s Act is suspended, terminated, lapsed or not renewed; (ii) by written notice to the Sub-Adviser with immediate effect, if the Sub-Adviser is bankrupt or insolvent, seeks an arrangement with creditors, is dissolved or terminated or ceases to exist; (iii) by written notice to the Sub-Adviser with immediate effect, if MassMutual or the Board of Trustees of the Trust determines, for any reason, that such termination is appropriate for the protection of the Fund, including, without limitation, a determination by MassMutual or the Board of Trustees of the Trust that the Sub-Adviser has breached an obligation or duty under this Sub-Advisory Agreement; or (iv) in their sole discretion, without penalty, upon sixty days prior written notice to Sub-Adviser. This Sub-Advisory Agreement also may be terminated at any time, without penalty, by the vote of the holders of a “majority” of the outstanding voting securities of the Fund (as defined in the Act).

(c) The Sub-Advisory Agreement may be terminated by the Sub-Adviser, without penalty at any time, upon sixty days’ prior written notice, to MassMutual and the Trust.

16. Indemnification.

(a) In any action in which MassMutual or the Fund or any of its or their controlling persons, or any shareholders, partners, directors, officers and/or employees of any of the foregoing, are parties, the Sub-Adviser agrees to indemnify and hold harmless the foregoing persons against any loss, claim, settlement, damage, charge, liability or expense (including, without limitation, reasonable attorneys’ and accountants’ fees) to which such persons may become subject, insofar as such loss, claim, settlement, damage, charge, liability or expense arises out of or is based upon any demands, claims, liabilities, expenses, lawsuits, actions or proceedings relating to this Sub-Advisory Agreement or to the advisory services for the account of the Fund provided by the Sub-Adviser, provided that the loss, claim, settlement, damage, liability, cost or expense did not relate to, was not based upon, or did not arise out of an act or omission of MassMutual or the Fund or any of its or their officers, directors, employees, affiliates or controlling persons constituting reckless disregard, willful misfeasance, bad faith, gross negligence, fraud or willful misconduct.

(b) In any action in which the Sub-Adviser or any of its controlling persons, or any shareholders, partners, directors, officers and/or employees of any of the foregoing, are parties, MassMutual agrees to indemnify and hold harmless the foregoing persons against any loss, claim, settlement, damage, charge, liability or expense (including, without limitation, reasonable attorneys’ and accountants’ fees) to which such persons may become subject, insofar as such loss, claim, settlement, damage, charge, liability or expense arises out of or is based upon any demands, claims, liabilities, expenses, lawsuits, actions or proceedings relating to this Sub-Advisory Agreement, the advisory services for the account of the Fund provided by the Sub-Adviser, the operation of the Fund, the contents of the Disclosure Documents, or the wrongful conduct of persons with respect to the sale of interests in the Fund, provided that the loss, claim, damage, liability, cost or expense did not relate to, or was not based upon, or did not arise out of an act or omission of the Sub-Adviser, its shareholders, or any of its partners, officers, directors, employees, agents or controlling persons constituting reckless disregard, willful misfeasance, bad faith, gross negligence, fraud or willful misconduct.

(c) Promptly after receipt by an indemnified party under this Section 16 of notice of any claim or dispute or commencement of any action or litigation, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 16, notify the indemnifying party of the commencement thereof; but the omission to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 16 except to the extent, if any, that such failure or delay prejudiced the other party in defending against the claim. In case any such claim, dispute, action or litigation is brought or asserted against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, to assume the defense thereof, with counsel specially approved in writing by such indemnified party, such approval not to be unreasonably withheld, following notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof; in which event, the indemnifying party will not be liable to such indemnified party under this Section 16 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, but shall continue to be liable to the indemnified party in all other respects as heretofore set forth in this Section 16. Notwithstanding any other provisions of this Section 16, if, in any claim, dispute, action or litigation as to which indemnity is or may be available, any indemnified party reasonably determines that its interests are or may be, in whole or in part, adverse to the interests of the indemnifying party, the indemnified party may retain its own counsel, with the choice of counsel subject to the consent of the indemnifying party (which consent shall not be withheld unreasonably), in connection with such claim, dispute, action or litigation and shall continue to be indemnified by the indemnifying party for any legal or any other expenses reasonably incurred in connection with investigating or defending such claim, dispute, action or litigation.

17. Disclaimer of Shareholder Liability.

MassMutual and the Sub-Adviser understand that the obligations of the Trust under this Sub-Advisory Agreement are not binding upon any Trustee or shareholder of the Trust personally, but bind only the Trust and the Trust’s property. MassMutual and the Sub-Adviser represent that each has notice of the provisions of the Trust Documents disclaiming shareholder and Trustee liability for acts or obligations of the Trust.

18. Notice.

Any notice under this Sub-Advisory Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party, with a copy to the Trust, at the addresses below or such other address as such other party may designate for the receipt of such notice.

If to MassMutual:	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111 Attention: Eric Wietsma Vice President

If to the Sub-Adviser:	DelawareManagement Company, a series of Delaware Management Business Trust One Commerce Square 2005 Market Street Philadelphia, PA 19103 Attention: John C. E. Campbell With a copy to: General Counsel

If to either MassMutual or the Sub-Adviser, copies to:
MassMutual Select Funds 1295 State Street Springfield, MA 01111 Attention: Andrew M. Goldberg Assistant Secretary

19. No Assignment.

No assignment (within the meaning of the Act) of this Sub-Advisory Agreement may be made without the express written consent of all parties hereto.

20. Amendments to this Sub-Advisory Agreement.

This Sub-Advisory Agreement may be amended only by a written instrument approved in writing by all parties hereto.

21. Governing Law.

This Sub-Advisory Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts, without giving effect to principles of conflict of laws.

22. Survival.

The provisions of this Sub-Advisory Agreement shall survive the termination or other expiration of this Sub-Advisory Agreement with respect to any matter arising while this Sub-Advisory Agreement was in effect.

23. Successors.

This Sub-Advisory Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns.

24. Entire Agreement.

This Sub-Advisory Agreement constitutes the entire agreement among the parties hereto with respect to the matters referred to herein, and no other agreement, oral or otherwise, shall be binding on the parties hereto.

25. No Waiver.

No failure or delay on the part of any party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. Any waiver granted hereunder must be in writing and shall be valid only in the specific instance in which given.

26. Severability.

If any one or more provisions in this Sub-Advisory Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not effect any other provision of this Sub-Advisory Agreement, but this Sub-Advisory Agreement shall be construed so as to effectuate the intent of the parties hereto as nearly as possible without giving effect to such invalid, illegal or unenforceable provision had never been contained herein.

27. Counterparts.

This Sub-Advisory Agreement may be executed in any number of counterparts, each of which shall constitute an original, but all of which when taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Fund, MassMutual and the Sub-Adviser have caused this Sub-Advisory Agreement to be executed as of the day and year first above written.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Eric Wietsma
Name:	Eric Wietsma
Title:	Vice President

DELAWARE MANAGEMENT COMPANY, a series of DELAWARE MANAGEMENT BUSINESS TRUST

By:	/s/ John C. E. Campbell
Name:	John C. E. Campbell
Title:	Executive Vice President/ Global Marketing & Client Services

Accepted and Agreed to by:

MASSSMUTUAL SELECT FUNDS

on behalf of MassMutual Select Aggressive Growth Fund

By:	/s/ James S. Collins
Name:	James S. Collins
Title:	CFO and Treasurer

Appendix A

The Sub-Adviser shall provide to MassMutual the following:

1. Quarterly Portfolio Data Sheets (due on the 10th business day after the end of every quarter):

The data sheets should include the following information:

a.  Portfolio Characteristics for the Portfolio, standard and best fit market index

b.  Portfolio Sector Weights for the Portfolio, standard and best fit market index.

c.  Top 10 Equity Holdings (% of equities) for the Portfolio

d.  Top 5 contributors and detractors by performance based on contribution to the portfolio

e.  Purchases (New) and Sales (Eliminated) during the quarter.

f.  Performance of the Portfolio vs. standard and best fit market index and peer group

2. Portfolio Manager Commentary (due on the 10th business day after the end of every quarter): The commentary should include information on the following topics (there is no limit to the number of words used):

a.  Qualitative assessment by manager: list three factors that were the major influences on performance —both positive and negative

b.  Performance attribution:

—	The industry weightings that had the largest contribution to performance during the most recent quarter.

—	The industry weightings that had the largest detraction from performance during the most recent quarter.

—	The five holdings that contributed the most to performance during the most recent quarter.

—	The five holdings that detracted the most from performance during the most recent quarter.

c.  The manager’s market outlook.

d.  How he/she has positioned the Portfolio for the near term.

3. Third party portfolio attribution analysis of the Portfolio: Performance attribution should demonstrate the impact of portfolio management decisions including Asset Allocation Effects and Security Selection Effects.

4. Quarterly Conference Calls: The purpose of this contact will be to obtain a greater understanding of the performance of the Portfolio, the reasons for that performance, and to gain valuable insights into the Portfolio provided by the manager

5. Annual On-Site Meeting — As part of MassMutual’s due diligence process, members of MassMutual’s Investment Group arrange an “on site” meeting with each of the managers in MassMutual’s Investment Program. Typically, these meetings include a general overview of the firm as well as separate meetings with each of the portfolio managers to discuss their long-term and short-term strategies, modifications to their investment strategy or style and any other relevant information.

Appendix B

Listed below are guidelines for the use of trademarks in referencing Delaware Investments.

1.	The Delaware Investments logo always gets an ®.

2.	In printed material, the ® should only be used when “Delaware Investments” is used as an adjective.

3.	In printed material, the ® should never be used when “Delaware Investments” is used as a noun.

4.	In printed material, the words “Delaware Investments,” when they appear before the ®, should be italicized, bolded or set forth in a distinguishing format.

5.	MassMutual shall contact the Sub-Adviser if it has any questions about the proper use of the term “Delaware Investments” and its logo.

Appendix C

Certain Other Mutual Funds Advised By DMC

DMC has provided the following information to the Trust regarding other funds for which DMC acts as investment adviser and which have investment objectives similar to those of the portion of the Emerging Growth Fund managed by DMC.

Other Fund(s) with Similar Objectives to the Portion of the Emerging Growth Fund Managed by DMC	Fee Rate (based on average daily net assets)	Net Assets of Other Fund(s) at 06/30/06	DMC’s Relationship to Other Fund(s) (Adviser or Sub-Adviser)
Delaware Large-Cap Growth Fund*	0.65% on the first $500 million; 0.60% on the next $500 million; 0.55% on the next $1.5 billion; 0.50% on assets in excess of $2.5 billion	$116.2 million	Adviser

Optimum Large-Cap Growth Fund**	0.80% on the first $250 million; 0.7875% from $250 to $300 million; 0.7625% from $300 to $400 million; 0.7375% from $400 to $500 million; 0.7250% on assets in excess of $500 million	$599.9 million	Adviser

*	Adviser has contractually agreed to waive a portion of the advisory fee through January 31, 2007.

**	Adviser has contractually agreed to waive a portion of the advisory fee through August 1, 2007.

C-1

Appendix D

INVESTMENT SUB-ADVISORY AGREEMENT

for MassMutual Select Emerging Growth Fund

This Investment Sub-Advisory Agreement (this “Sub-Advisory Agreement”), is by and between Delaware Management Company, a series of Delaware Management Business Trust (the “Sub-Adviser”) and Massachusetts Mutual Life Insurance Company, a mutual life insurance company organized under the laws of the Commonwealth of Massachusetts (“MassMutual”), for the MassMutual Select Emerging Growth Fund (the “Fund”), a series of MassMutual Select Funds (the “Trust”), a Massachusetts business trust which is an open-end management investment company registered as such with the Securities and Exchange Commission (the “Commission”) pursuant to the Investment Company Act of 1940, as amended (the “Act”), effective as of the 7th day of August, 2006.

WHEREAS, the Trust has appointed MassMutual as the investment adviser for the Fund pursuant to the terms of an Investment Advisory Agreement (the “Advisory Agreement”);

WHEREAS, the Advisory Agreement provides that MassMutual may, at its option, subject to approval by the Trustees of the Trust and, to the extent necessary, the shareholders of the Fund, appoint a sub-adviser to assume certain responsibilities and obligations of MassMutual under the Advisory Agreement; and

WHEREAS, MassMutual and the Sub-Adviser are investment advisers registered with the Commission as such under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

WHEREAS, MassMutual desires to appoint the Sub-Adviser as one of the sub-advisers for the Fund with responsibility for such portion of the Fund’s assets as MassMutual shall direct from time to time (the “Portfolio”) and the Sub-Adviser is willing to act in such capacity upon the terms herein set forth;

NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, MassMutual, the Fund and the Sub-Adviser, the parties hereto, intending to be legally bound, hereby agree as follows:

1. General Provision.

(a) MassMutual hereby employs the Sub-Adviser and the Sub-Adviser hereby undertakes to act as the investment sub-adviser of the Portfolio to provide investment advice and to perform for the Fund such other duties and functions as are hereinafter set forth. The Sub-Adviser shall, in all matters, give to the Fund and the Trust’s Board of Trustees, directly or through MassMutual, the benefit of the Sub-Adviser’s best judgment, effort, advice and recommendations and shall, at all times conform to, and use its best efforts to ensure the Portfolio conforms to:

(i) the provisions of the Act and any rules or regulations thereunder;

(ii) any other applicable provisions of state or federal law applicable to the operation of registered investment companies;

(iii) the provisions of the Agreement and Declaration of Trust and Bylaws of the Trust, as amended from time to time and provided to the Sub-Adviser by MassMutual (collectively referred to as the “Trust Documents”);

(iv) policies and determinations of the Board of Trustees of the Trust and MassMutual, which have been delivered to the Sub-Adviser;

(v) the fundamental and non-fundamental policies and investment restrictions of the Fund as reflected in the Trust’s registration statement under the Act or as such policies may, from time to time, be amended by the Fund’s Board of Trustees or shareholders and reported to the Sub-Adviser; and

(vi) the Prospectus and Statement of Additional Information of the Fund in effect from time to time (collectively referred to as the “Disclosure Documents”).

(b) The appropriate officers and employees of the Sub-Adviser shall be available upon reasonable notice for consultation with any of the Trustees and officers of the Trust and MassMutual with respect to the services provided by the Sub-Adviser hereunder. MassMutual acknowledges that the Sub-Adviser is not the Fund’s pricing agent. The Sub-Adviser will provide reasonable assistance to the Fund’s pricing agent in valuing securities held by the Portfolio for which market quotations are not readily available (i.e., internally priced securities).

(c) MassMutual acknowledges that the Sub-Adviser is not the compliance agent for the Fund or for MassMutual, and does not have access to all of the Fund’s books and records necessary to perform certain compliance testing. To the extent that the Sub-Adviser has agreed to perform the services specified in this Section and in Section 2 hereof in accordance with applicable law (including sub-chapters M and L of the Internal Revenue Code of 1986, as amended (the “Code”), the Act and the Advisers Act (“Applicable Law”)) and in accordance with the Trust Documents, policies and determinations of the Board of Trustees of the Trust and MassMutual and the Fund’s Disclosure Documents (collectively, the “Charter Requirements”), to the extent such Charter Requirements have been provided to the Sub-Adviser, the Sub-Adviser shall perform such services based upon its books and records with respect to the Fund, which comprise a portion of the Fund’s books and records, and upon written instructions received from the Fund, MassMutual or the Fund’s administrator, and shall not be held responsible under this Sub-Advisory Agreement so long as it performs such services in accordance with this Sub-Advisory Agreement, the Charter Requirements and Applicable Law based upon such books and records and such instructions provided by the Fund, MassMutual or the Fund’s administrator. The Sub-Adviser shall be afforded a reasonable amount of time to implement any such instructions (for example, if instructed not to trade on behalf of securities of certain specified MassMutual or Fund affiliates, the Sub-Adviser shall be afforded five business days after receipt of such instruction to implement this trading restriction).

2. Duties of the Sub-Adviser.

(a) The Sub-Adviser shall, subject to the direction and control by the Trust’s Board of Trustees or MassMutual, to the extent MassMutual’s direction is not inconsistent with the Disclosure Documents, (i) regularly provide investment advice and recommendations to the Portfolio, directly or through MassMutual, with respect to the Portfolio’s investments, investment policies and the purchase, sale or other disposition of securities and other investments; (ii) supervise and monitor continuously the investment program of the Portfolio and the composition of its portfolio and determine what securities or other investments shall be purchased or sold by the Portfolio; (iii) arrange, subject to the provisions of Section 7 hereof, for the purchase of securities and other investments for the Portfolio and the sale of securities and other investments held in the portfolio of the Portfolio; (iv) provide reports (the form of which shall be mutually agreed upon by the Sub-Adviser, MassMutual and the Fund) on the foregoing to the Board of Trustees at each regularly scheduled Board meeting; and (v) vote or exercise any consent rights (with the assistance of a third party service provider if deemed appropriate by Sub-Adviser) with respect to such securities or investments.

(b) The Sub-Adviser shall provide to MassMutual such reports for the Portfolio, and in monthly, quarterly or annual time frames, as MassMutual shall reasonably request or as required by applicable law or regulation, including, but not limited to, compliance reports and those reports listed in Appendix A.

(c) Provided that none of MassMutual, the Fund or the Trust shall be required to pay any compensation other than as provided by the terms of this Sub-Advisory Agreement and subject to the provisions of Section 7 hereof, the Sub-Adviser may obtain investment information, research or assistance from any other person, firm or corporation to supplement, update or otherwise improve its investment management services.

(d) Provided that nothing herein shall be deemed to protect the Sub-Adviser from acts or omissions in breach of this Sub-Advisory Agreement or from willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard to its obligations and duties under this Sub-Advisory Agreement, the Sub-Adviser shall not be liable for any loss sustained by reason of good faith errors or omissions in connection with any matters to which this Sub-Advisory Agreement relates.

(e) The Sub-Adviser shall make all material disclosures to MassMutual and the Fund regarding itself and its partners, officers, directors, affiliates or any person who controls any of the foregoing, including, but not limited to, information regarding any change in control of the Sub-Adviser or any change in its key personnel that could materially affect the services provided by the Sub-Adviser hereunder, information regarding any material adverse change in the condition (financial or otherwise) of the Sub-Adviser or any person who controls the Sub-Adviser, information regarding the investment performance and general investment methods of the Sub-Adviser, its principals and affiliates, information that MassMutual reasonably deems material to the Fund or necessary to enable MassMutual to monitor the performance of the Sub-Adviser and information that is required, in the reasonable judgment of MassMutual, to be disclosed in any filings required by any governmental agency or by any applicable law, regulation, rule or order.

(f) The Sub-Adviser shall promptly provide to the Trust’s Chief Compliance Officer (“CCO”) reasonable access, at the Sub-Adviser’s principal office or such other place as may be mutually agreed to by the parties, to all SEC examination correspondences, including correspondences regarding books and records examinations and “sweep” examinations, issued during the term of this Agreement, in which the SEC identified any concerns, issues or matters (such correspondences are commonly referred to as “deficiency letters”) relating to any aspect of the Sub-Adviser’s investment advisory business and the Sub-Adviser’s responses thereto; provided that the Sub-Adviser may redact from such correspondences client specific confidential information, including material non-public information, that the Sub-Adviser reasonably determines may not be disclosed to the Trust’s CCO.

(g) The Sub-Adviser shall provide MassMutual, upon reasonable prior written request by MassMutual to the Sub-Adviser, with access during regular business hours to inspect at the Sub-Adviser’s office the books and records of the Sub-Adviser relating to the Portfolio and the Sub-Adviser’s performance hereunder and such other books and records of the Sub-Adviser as are necessary to confirm that the Sub-Adviser has complied with its obligations and duties under this Sub-Advisory Agreement. The Sub-Adviser agrees that all records which it maintains for the Fund are property of the Fund and the Sub-Adviser will promptly surrender to the Fund any of such records or copies thereof upon the Fund’s request.

(h) The Sub-Adviser makes no representations or warranty, express or implied (except as subject to Section 3(b) herein), that any level of performance or investment results will be achieved by the Portfolio or that the Portfolio will perform comparably with any standard, including any other clients of the Sub-Adviser or index.

3. Other Activities.

(a) Nothing in this Sub-Advisory Agreement shall prevent MassMutual or the Sub-Adviser or any officer thereof from acting as investment adviser or sub-adviser for any other person, firm, corporation or other entity and shall not in any way limit or restrict MassMutual or the Sub-Adviser or any of their respective directors, officers, members, stockholders, partners or employees from buying, selling, or trading any securities for its own account or for the account of others for whom it or they may be acting, provided that such activities are in compliance with U.S. federal and state securities laws, regulations and rules and will not adversely affect or otherwise impair the performance by any party of its duties and obligations under this Sub-Advisory Agreement.

(b) The Sub-Adviser agrees that it will not knowingly or deliberately favor any other account managed or controlled by it or any of its principals or affiliates over the Portfolio. The Sub-Adviser, upon reasonable request and receipt of adequate assurances of confidentiality, shall provide MassMutual with an explanation of the differences, if any, in performance between the Portfolio and any other account with investment objectives and policies similar to the Portfolio for which the Sub-Adviser, or any one of its principals or affiliates, acts as investment adviser. To the extent that a particular investment is suitable for both the Portfolio and the

Sub-Adviser’s other clients, such investment will be allocated among the Portfolio and such other clients in a manner that is fair and equitable in the circumstances.

4. Obligations of MassMutual and the Fund.

(a) MassMutual will provide, or has provided, to the Sub-Adviser, such information or documents as the Sub-Adviser shall reasonably request or as required by applicable law or regulation. Throughout the term of this Sub-Advisory Agreement, MassMutual shall continue to provide such information and documents to the Sub-Adviser, including any amendments, updates or supplements to such information or documents before or at the time the amendments, updates or supplements become effective. MassMutual shall timely furnish the Sub-Adviser with such additional information as may be reasonably necessary for or requested by the Sub-Adviser to perform its responsibilities pursuant to this Sub-Advisory Agreement.

(b) MassMutual shall provide such assistance to the Sub-Adviser in setting up and maintaining brokerage accounts and other accounts as the Sub-Adviser shall reasonably request to allow for the purchase or sale of various forms of securities pursuant to this Sub-Advisory Agreement.

5. Custodian and Fund Accountant.

The Fund assets shall be maintained in the custody of Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116, or such other custodian identified to the Sub-Adviser. Any assets added to the Fund shall be delivered directly to such custodian. The Sub-Adviser shall have no liability for the acts or omissions of any custodian of the Fund’s assets. The Sub-Adviser shall have no responsibility for the segregation requirement of the Act or other applicable law. In addition, at the date of this Sub-Advisory Agreement, MassMutual has contracted with Investors Bank & Trust Company to provide fund accounting services on behalf of the Fund. The Sub-Adviser shall have no liability for the acts or omissions of Investors Bank & Trust Company or such other fund accountant in connection with fund accounting services provided on behalf of the Fund.

6. Compensation of the Sub-Adviser.

(a) MassMutual agrees to pay the Sub-Adviser and the Sub-Adviser agrees to accept as full compensation for the performance of all functions and duties on its part to be performed pursuant to the provisions hereof, a fee paid quarterly, in arrears, at the annual rate of [            ].

(b) Expenses.    MassMutual, the Trust and the Fund shall assume and pay their respective organizational, operational and business expenses not specifically assumed or agreed to be paid by the Sub-Adviser pursuant to this Sub-Advisory Agreement. The Sub-Adviser shall pay its own organizational, operational and business expenses but shall not be obligated to pay any expenses of MassMutual, the Trust or the Fund, including, without limitation: (a) interest and taxes; (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments of the Fund; and (c) custodian fees and expenses. Any reimbursement of management or other fees required by an expense limitation provision and any liability arising out of a violation by MassMutual of Section 36(b) of the Act shall be the sole responsibility of MassMutual, provided that nothing herein shall relieve Sub-Adviser from its own liability under Section 36(b) of the Act with respect to its duties under this Sub-Advisory Agreement.

7. Portfolio Transactions and Brokerage.

(a) The Sub-Adviser is authorized, in arranging the purchase and sale of the Portfolio’s publicly-traded portfolio securities, to employ or deal with such members of securities exchanges, brokers or dealers (hereinafter “broker-dealers”), as may, in its best judgment, implement the policy of the Fund to obtain, at reasonable expense, the best execution of the Fund’s portfolio transactions.

(b) The Sub-Adviser may effect the purchase and sale of securities (which are otherwise publicly traded) in private transactions on such terms and conditions as are customary in such transactions, may use a broker to effect such transactions, and may enter into a contract in which the broker acts either as principal or as agent.

(c) The Sub-Adviser shall select broker-dealers to effect the Portfolio’s portfolio transactions on the basis of its estimate of their ability to obtain best execution of particular and related portfolio transactions. The abilities of a broker-dealer to obtain best execution of particular portfolio transaction(s) will be judged by the Sub-Adviser on the basis of all relevant factors and considerations including, insofar as feasible, the execution capabilities required by the transaction or transactions; the ability and willingness of the broker-dealer to facilitate the Portfolio’s portfolio transactions by participating therein for its own account; the importance to the Fund of speed, efficiency or confidentiality; the broker-dealer’s apparent familiarity with sources from or to whom particular securities might be purchased or sold; other matters involved in the receipt of brokerage and research services in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended; as well as any other matters relevant to the selection of a broker-dealer for particular and related transactions of the Portfolio; and such other considerations as the Board of Trustees of the Trust or MassMutual determine and provide to the Sub-Adviser from time to time. Subject to these requirements and the provisions of the Act, the Securities Exchange Act of 1934, as amended, and other applicable provisions of law, the Sub-Adviser may select brokers or dealers with which it or the Trust are affiliated.

(d) Subject to the appropriate policies and procedures approved by the Board, the Sub-Adviser may, to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934, as amended, cause the Portfolio to pay a broker or dealer that provides brokerage or research services to MassMutual, the Sub-Adviser and the Portfolio an amount of commission for effecting a Portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines, in good faith, that such amount of commission is reasonable in relation to the value of such brokerage or research services provided viewed in terms of that particular transaction or the Sub-Adviser’s overall responsibilities to the Portfolio or its other advisory clients for which MassMutual or the Sub-Adviser exercises investment discretion. To the extent authorized by Section 28(e) and the Board, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action.

8. Representations And Warranties of The Sub-Adviser.

The Sub-Adviser hereby represents and warrants to the Fund and MassMutual that:

(a) The Sub-Adviser has obtained all required governmental and regulatory licenses, registrations and approvals required by law as may be necessary to perform its obligations under this Sub-Advisory Agreement and to act as contemplated by the Trust Documents and the Disclosure Documents, including without limitation registration as an investment adviser under the Advisers Act, and will maintain and renew any required licenses, registrations, approvals and memberships during the term of this Sub-Advisory Agreement.

(b) To the extent that the Sub-Adviser is not subject to any confidentiality restrictions of any court, governmental, administrative or self-regulatory body or confidentiality restrictions of one of its clients, the Sub-Adviser represents and warrants that there is no pending, or to the best of its knowledge, threatened or contemplated suit before or by any court, governmental, administrative or self-regulatory body or arbitration panel to which the Sub-Adviser or any of its principals or affiliates is a party, or to which any of the assets of the Sub-Adviser is subject, which reasonably might be expected to (i) result in any material adverse change in the Sub-Adviser’s condition (financial or otherwise), business or prospects, (ii) materially impair the Sub-Adviser’s ability to discharge its obligations under this Sub-Advisory Agreement, or (iii) result in a matter which would require an amendment to the Sub-Adviser’s Form ADV, Part II.

(c) All references in the Disclosure Documents concerning the Sub-Adviser and its affiliates and the controlling persons, affiliates, stockholders, directors, officers and employees of any of the foregoing provided to

MassMutual by the Sub-Adviser or approved by the Sub-Adviser for use in the Disclosure Documents, as well as all performance information provided to MassMutual by the Sub-Adviser or approved by the Sub-Adviser for use by MassMutual, are accurate in all material respects and do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make such information not misleading.

(d) Subject to adequate assurances of confidentiality, the Sub-Adviser has supplied to, or made available for review by, MassMutual (and if requested by MassMutual to its designated auditor) all documents, statements and agreements reasonably requested by it relating to accounts covered by the Sub-Adviser’s performance results and which are in the Sub-Adviser’s possession or to which it has access.

The foregoing representations and warranties shall be continuing during the term of this Sub-Advisory Agreement.

9. Representations and Warranties of MassMutual.

(a) MassMutual represents and warrants to the Sub-Adviser the following:

(i) MassMutual has all requisite corporate power and authority under the laws of the Commonwealth of Massachusetts and federal securities laws and under the Advisory Agreement with the Fund to execute, deliver and perform this Sub-Advisory Agreement.

(ii) MassMutual is a registered investment adviser under the Advisers Act and is in material compliance with all other required registrations under applicable federal and state law.

(iii) MassMutual has complied, in all material respects, with all registrations required by, and will comply, in all material respects, with all applicable rules and regulations of the Commission.

(iv) MassMutual has received a copy of Part II of Sub-Adviser’s Form ADV.

(v) There is no pending, or to the best of its knowledge, threatened or contemplated action, suit or proceeding before or by any court, governmental, administrative or self-regulatory body or arbitration panel to which MassMutual is subject which might reasonably be expected to (i) result in any material adverse change in MassMutual’s condition (financial or otherwise) or (ii) materially impair MassMutual’s ability to discharge its obligations under this Sub-Advisory Agreement.

The foregoing representations and warranties shall be continuing during the term of this Sub-Advisory Agreement.

10. Covenants.

(a) If at any time during the term of this Sub-Advisory Agreement, the Sub-Adviser discovers any fact or omission, or any event or change of circumstances occurs, which would make the Sub-Adviser’s representations and warranties in Section 8 inaccurate or incomplete in any material respect, or which might render the Disclosure Documents untrue or misleading in any material respect, the Sub-Adviser will provide prompt written notification to the Fund and MassMutual of any such fact, omission, event or change of circumstances, and the facts related thereto.

(b) The Sub-Adviser agrees that, during the term of this Sub-Advisory Agreement, and for so long as investment in the Fund is being offered for sale, it will provide the Fund and MassMutual with updated information relating to the Sub-Adviser’s performance results as reasonably required from time to time by the Fund and MassMutual. The Sub-Adviser shall use its best efforts to provide such information within a reasonable period of time after the end of the month to which such updated information relates and the information is available to it.

(c) If at any time during the term of this Sub-Advisory Agreement, MassMutual discovers any fact or omission, or any event or change of circumstances occurs, which would make MassMutual’s representations and warranties in Section 9 inaccurate or incomplete in any material respect, or which might render the Disclosure Documents untrue or misleading in any material respect, MassMutual will provide prompt written notification to the Sub-Adviser of any such fact, omission, event or change of circumstances, and the facts related thereto.

11. Confidentiality.

All information and advice furnished by one party to the other party (including their respective agents, employees and representatives) hereunder shall be treated as confidential and shall not be disclosed to third parties, except as may be necessary to comply with applicable laws, rules and regulations, subpoenas or court orders. Without limiting the foregoing, MassMutual acknowledges that the securities holdings of the Fund constitute information of value to the Sub-Adviser, and agrees: (1) not to use for any purpose, other than for MassMutual or the Fund, or their agents, to supervise or monitor the Sub-Adviser, the holdings or other trading-related information of the Fund; and (2) not to disclose the Fund’s holdings, except: (a) as required by applicable law or regulation; (b) as required by state or federal regulatory authorities; (c) to the Board of Trustees of the Trust, counsel to the Board, counsel to the Trust, the administrator or any sub-administrator, the independent accountants and any other agent of the Trust who needs such information to provide services to the Trust; or (d) as otherwise agreed to by the parties hereto in writing. Further, MassMutual agrees that information supplied by the Sub-Adviser, including, but not limited to, approved lists, internal procedures, compliance procedures and any board materials, is valuable to the Sub-Adviser, and MassMutual agrees not to disclose any of the information contained in such materials, except: (i) as required by applicable law or regulation; (ii) as required by state or federal regulatory authorities; (iii) to the Board of Trustees of the Trust, counsel to the Board, counsel to the Trust, the administrator or any sub-administrator, the independent accountants and any other agent of the Trust who needs such information to provide services to the Trust; or (iv) as otherwise agreed to by the parties hereto in writing.

Without limiting the foregoing, the Sub-Adviser agrees that any and all information that it obtains pursuant to this Sub-Advisory Agreement regarding MassMutual or its customers including, but not limited to, approved lists, internal procedures, compliance procedures and any board materials, is valuable to MassMutual and will be used exclusively to fulfill the Sub-Adviser’s obligations hereunder, and will not be disclosed to any other party, including any affiliate of the Sub-Adviser or agent of the Fund, except (i) as necessary for the Sub-Adviser to fulfill its obligations pursuant to this Sub-Advisory Agreement, (ii) as required by applicable law or regulation; (iii) as required by state or federal regulatory authorities; or (iv) as otherwise agreed to by the parties hereto in writing. Notwithstanding the foregoing, MassMutual agrees that the Sub-Adviser may identify it or the Fund as a client in promotional materials.

12. Review of Fund Documents.

During the term of this Sub-Advisory Agreement, MassMutual shall furnish to the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Sub-Adviser or its clients in any way, prior to the use thereof, and MassMutual shall not use any such materials if the Sub-Adviser reasonably objects in writing five business (5) days (or such other time as may be mutually agreed, which would include longer time periods for review of the Fund’s registration statement, proxies and shareholder reports) after receipt thereof. MassMutual shall ensure that materials prepared by employees or agents of MassMutual or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the preceding sentence.

13. Use of Names.

The parties agree that the names of both the Sub-Adviser and MassMutual, the names of any affiliates of the Sub-Adviser or MassMutual and any derivative or logo or trademark or service mark or trade name are the valuable property of the Sub-Adviser, MassMutual and each company’s affiliates. MassMutual and the Fund shall have the right to use the Sub-Adviser’s and its affiliates’ name(s), derivatives, logos, trademarks or service marks or trade names only with the prior written approval of the Sub-Adviser, which approval shall not be unreasonably withheld or delayed so long as this Sub-Advisory Agreement is in effect. Similarly, the Sub-Adviser shall have the right to use MassMutual’s, the Fund’s and their affiliates’ name(s), derivatives, logos, trademarks or service marks or trade names only with the prior written approval of MassMutual, which approval shall not be unreasonably withheld or delayed so long as this Sub-Advisory Agreement is in effect. It is understood that certain materials used in the ordinary course of business, such as financial reports, fund fact sheets and materials provided to the Trustees, do not require such prior approval if the trademark is used in accordance with the guidelines set forth in Appendix B.

Upon termination of this Sub-Advisory Agreement, the Sub-Adviser, MassMutual and the Fund shall forthwith cease to use such name(s), derivatives, logos, trademarks or service marks or trade names. The Sub-Adviser, MassMutual and the Fund agree that they will each review with the other parties any advertisement, sales literature, or notice prior to its use that makes reference to the Sub-Adviser, MassMutual or their affiliates, as applicable, or any such name(s), derivatives, logos, trademarks, service marks or trade names so that the Sub-Adviser, MassMutual or their affiliates may review the context in which they are referred to, it being agreed that each party shall have no responsibility to ensure the adequacy of the form or content of such materials used by the other parties for purposes of the Act or other applicable laws and regulations. If the Sub-Adviser, MassMutual or the Fund makes any unauthorized use of another party’s names, derivatives, logos, trademarks or service marks or trade names, the parties acknowledge that the other parties shall suffer irreparable harm for which monetary damages are inadequate and thus, the other parties shall be entitled to injunctive relief.

14. Duration.

This Agreement shall become effective as of the date first written above. Unless terminated earlier pursuant to Section 15 hereof, this Sub-Advisory Agreement shall remain in effect for a period of two years from such date. Thereafter it shall continue in effect from year to year, unless terminated pursuant to Section 15 hereof, so long as such continuance shall be approved at least annually by the Trust’s Board of Trustees, including the vote of the majority of the Trustees of the Trust who are not parties to this Sub-Advisory Agreement or “interested persons” (as defined in the Act) of any such party cast in person at a meeting called for the purpose of voting on such approval, or by the holders of a “majority” (as defined in the Act) of the outstanding voting securities of the Fund. No amendment to this Agreement shall be effective unless approved in the manner required by the Act and the rules thereunder or in accordance with exemptive or other relief granted by the SEC or its staff.

15. Termination.

(a) This Sub-Advisory Agreement shall terminate automatically upon its unauthorized assignment (within the meaning of the Act), the termination of the Advisory Agreement or the dissolution of the Fund.

(b) The Sub-Advisory Agreement may be terminated by MassMutual or the Board of Trustees of the Trust: (i) by written notice to the Sub-Adviser with immediate effect, if the Sub-Adviser’s registration under the Adviser’s Act is suspended, terminated, lapsed or not renewed; (ii) by written notice to the Sub-Adviser with immediate effect, if the Sub-Adviser is bankrupt or insolvent, seeks an arrangement with creditors, is dissolved or terminated or ceases to exist; (iii) by written notice to the Sub-Adviser with immediate effect, if MassMutual or the Board of Trustees of the Trust determines, for any reason, that such termination is appropriate for the protection of the Fund, including, without limitation, a determination by MassMutual or the Board of Trustees of the Trust that the Sub-Adviser has breached an obligation or duty under this Sub-Advisory Agreement; or (iv) in their sole discretion, without penalty, upon sixty days prior written notice to Sub-Adviser. This Sub-Advisory Agreement also may be terminated at any time, without penalty, by the vote of the holders of a “majority” of the outstanding voting securities of the Fund (as defined in the Act).

(c) The Sub-Advisory Agreement may be terminated by the Sub-Adviser, without penalty at any time, upon sixty days’ prior written notice, to MassMutual and the Trust.

16. Indemnification.

(a) In any action in which MassMutual or the Fund or any of its or their controlling persons, or any shareholders, partners, directors, officers and/or employees of any of the foregoing, are parties, the Sub-Adviser agrees to indemnify and hold harmless the foregoing persons against any loss, claim, settlement, damage, charge, liability or expense (including, without limitation, reasonable attorneys’ and accountants’ fees) to which such persons may become subject, insofar as such loss, claim, settlement, damage, charge, liability or expense arises out of or is based upon any demands, claims, liabilities, expenses, lawsuits, actions or proceedings relating to this Sub-Advisory Agreement or to the advisory services for the account of the Fund provided by the Sub-Adviser, provided that the loss, claim, settlement, damage, liability, cost or expense did not relate to, was not based upon, or did not arise out of an act or omission of MassMutual or the Fund or any of its or their officers, directors, employees, affiliates or controlling persons constituting reckless disregard, willful misfeasance, bad faith, gross negligence, fraud or willful misconduct.

(b) In any action in which the Sub-Adviser or any of its controlling persons, or any shareholders, partners, directors, officers and/or employees of any of the foregoing, are parties, MassMutual agrees to indemnify and hold harmless the foregoing persons against any loss, claim, settlement, damage, charge, liability or expense (including, without limitation, reasonable attorneys’ and accountants’ fees) to which such persons may become subject, insofar as such loss, claim, settlement, damage, charge, liability or expense arises out of or is based upon any demands, claims, liabilities, expenses, lawsuits, actions or proceedings relating to this Sub-Advisory Agreement, the advisory services for the account of the Fund provided by the Sub-Adviser, the operation of the Fund, the contents of the Disclosure Documents, or the wrongful conduct of persons with respect to the sale of interests in the Fund, provided that the loss, claim, damage, liability, cost or expense did not relate to, or was not based upon, or did not arise out of an act or omission of the Sub-Adviser, its shareholders, or any of its partners, officers, directors, employees, agents or controlling persons constituting reckless disregard, willful misfeasance, bad faith, gross negligence, fraud or willful misconduct.

(c) Promptly after receipt by an indemnified party under this Section 16 of notice of any claim or dispute or commencement of any action or litigation, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 16, notify the indemnifying party of the commencement thereof; but the omission to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 16 except to the extent, if any, that such failure or delay prejudiced the other party in defending against the claim. In case any such claim, dispute, action or litigation is brought or asserted against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, to assume the defense thereof, with counsel specially approved in writing by such indemnified party, such approval not to be unreasonably withheld, following notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof; in which event, the indemnifying party will not be liable to such indemnified party under this Section 16 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, but shall continue to be liable to the indemnified party in all other respects as heretofore set forth in this Section 16. Notwithstanding any other provisions of this Section 16, if, in any claim, dispute, action or litigation as to which indemnity is or may be available, any indemnified party reasonably determines that its interests are or may be, in whole or in part, adverse to the interests of the indemnifying party, the indemnified party may retain its own counsel, with the choice of counsel subject to the consent of the indemnifying party (which consent shall not be withheld unreasonably), in connection with such claim, dispute, action or litigation and shall continue to be indemnified by the indemnifying party for any legal or any other expenses reasonably incurred in connection with investigating or defending such claim, dispute, action or litigation.

17. Disclaimer of Shareholder Liability.

MassMutual and the Sub-Adviser understand that the obligations of the Trust under this Sub-Advisory Agreement are not binding upon any Trustee or shareholder of the Trust personally, but bind only the Trust and the Trust’s property. MassMutual and the Sub-Adviser represent that each has notice of the provisions of the Trust Documents disclaiming shareholder and Trustee liability for acts or obligations of the Trust.

18. Notice.

Any notice under this Sub-Advisory Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party, with a copy to the Trust, at the addresses below or such other address as such other party may designate for the receipt of such notice.

If to MassMutual:	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111 Attention: Eric Wietsma Vice President

If to the Sub-Adviser:	Delaware Management Company, a series of Delaware Management Business Trust One Commerce Square 2005 Market Street Philadelphia, PA 19103 Attention: John C. E. Campbell With a copy to: General Counsel

If to either MassMutual or the Sub-Adviser, copies to:

MassMutual Select Funds 1295 State Street Springfield, MA 01111 Attention: Andrew M. Goldberg Assistant Secretary

19. No Assignment.

No assignment (within the meaning of the Act) of this Sub-Advisory Agreement may be made without the express written consent of all parties hereto.

20. Amendments to this Sub-Advisory Agreement.

This Sub-Advisory Agreement may be amended only by a written instrument approved in writing by all parties hereto.

21. Governing Law.

This Sub-Advisory Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts, without giving effect to principles of conflict of laws.

22. Survival.

The provisions of this Sub-Advisory Agreement shall survive the termination or other expiration of this Sub-Advisory Agreement with respect to any matter arising while this Sub-Advisory Agreement was in effect.

23. Successors.

This Sub-Advisory Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns.

24. Entire Agreement.

This Sub-Advisory Agreement constitutes the entire agreement among the parties hereto with respect to the matters referred to herein, and no other agreement, oral or otherwise, shall be binding on the parties hereto.

25. No Waiver.

No failure or delay on the part of any party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. Any waiver granted hereunder must be in writing and shall be valid only in the specific instance in which given.

26. Severability.

If any one or more provisions in this Sub-Advisory Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not effect any other provision of this Sub-Advisory Agreement, but this Sub-Advisory Agreement shall be construed so as to effectuate the intent of the parties hereto as nearly as possible without giving effect to such invalid, illegal or unenforceable provision had never been contained herein.

27. Counterparts.

This Sub-Advisory Agreement may be executed in any number of counterparts, each of which shall constitute an original, but all of which when taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Fund, MassMutual and the Sub-Adviser have caused this Sub-Advisory Agreement to be executed as of the day and year first above written.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Eric Wietsma
Name:	Eric Wietsma
Title:	Vice President

DELAWARE MANAGEMENT COMPANY, a series of DELAWARE MANAGEMENT BUSINESS TRUST

By:	/s/ John C.E. Campbell
Name:	John C.E. Campbell
Title:	President, Global Institutional Services

Accepted and Agreed to by:

MASSSMUTUAL SELECT FUNDS on behalf of MassMutual Select Emerging Growth Fund

By:	/s/ Nicholas H. Palmerino
Name:	Nicholas H. Palmerino
Title:	CFO and Treasurer

Appendix A

The Sub-Adviser shall provide to MassMutual the following:

1. Quarterly Portfolio Data Sheets (due on the 10th business day after the end of every quarter):

The data sheets should include the following information:

a.  Portfolio Characteristics for the Portfolio, standard and best fit market index

b.  Portfolio Sector Weights for the Portfolio, standard and best fit market index.

c.  Top 10 Equity Holdings (% of equities) for the Portfolio

d.  Top 5 contributors and detractors by performance based on contribution to the portfolio

e.  Purchases (New) and Sales (Eliminated) during the quarter.

f.  Performance of the Portfolio vs. standard and best fit market index and peer group

2. Portfolio Manager Commentary (due on the 10th business day after the end of every quarter): The commentary should include information on the following topics (there is no limit to the number of words used):

a.  Qualitative assessment by manager: list three factors that were the major influences on performance — both positive and negative

b.  Performance attribution:

—	The industry weightings that had the largest contribution to performance during the most recent quarter.

—	The industry weightings that had the largest detraction from performance during the most recent quarter.

—	The five holdings that contributed the most to performance during the most recent quarter.

—	The five holdings that detracted the most from performance during the most recent quarter.

c.  The manager’s market outlook.

d.  How he/she has positioned the Portfolio for the near term.

3. Third party portfolio attribution analysis of the Portfolio: Performance attribution should demonstrate the impact of portfolio management decisions including Asset Allocation Effects and Security Selection Effects.

4. Quarterly Conference Calls: The purpose of this contact will be to obtain a greater understanding of the performance of the Portfolio, the reasons for that performance, and to gain valuable insights into the Portfolio provided by the manager

5. Annual On-Site Meeting —As part of MassMutual’s due diligence process, members of MassMutual’s Investment Group arrange an “on site” meeting with each of the managers in MassMutual’s Investment Program. Typically, these meetings include a general overview of the firm as well as separate meetings with each of the portfolio managers to discuss their long-term and short-term strategies, modifications to their investment strategy or style and any other relevant information

Appendix B

Listed below are guidelines for the use of trademarks in referencing Delaware Investments.

1.	The Delaware Investments logo always gets an ®.

2.	In printed material, the ® should only be used when “Delaware Investments” is used as an adjective.

3.	In printed material, the ® should never be used when “Delaware Investments” is used as a noun.

4.	In printed material, the words “Delaware Investments,” when they appear before the ®, should be italicized, bolded or set forth in a distinguishing format.

5.	MassMutual shall contact the Sub-Adviser if it has any questions about the proper use of the term “Delaware Investments” and its logo.

Appendix E

INVESTMENT SUB-ADVISORY AGREEMENT

for MassMutual Select Emerging Growth Fund

This Investment Sub-Advisory Agreement (this “Sub-Advisory Agreement”), is by and between Insight Capital Research & Management, Inc. (the “Sub-Adviser”) and Massachusetts Mutual Life Insurance Company, a mutual life insurance company organized under the laws of the Commonwealth of Massachusetts (“MassMutual”), for the MassMutual Select Emerging Growth Fund (the “Fund”), a series of MassMutual Select Funds (the “Trust”), a Massachusetts business trust which is an open-end diversified management investment company registered as such with the Securities and Exchange Commission (the “Commission”) pursuant to the Investment Company Act of 1940, as amended (the “Act”), effective as of the 7th day of August, 2006.

WHEREAS, the Trust has appointed MassMutual as the investment adviser for the Fund pursuant to the terms of an Investment Management Agreement effective May 1, 2000, as amended (the “Advisory Agreement”);

WHEREAS, the Advisory Agreement provides that MassMutual may, at its option, subject to approval by the Trustees of the Trust and, to the extent necessary, the shareholders of the Fund, appoint a sub-adviser to perform certain obligations of MassMutual under the Advisory Agreement; and

WHEREAS, MassMutual and the Sub-Adviser are investment advisers registered with the Commission as such under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

WHEREAS, MassMutual desires to appoint the Sub-Adviser as one of the sub-advisers for the Fund with responsibility for such portion of the Fund’s assets as MassMutual shall direct from time to time upon reasonable prior written notice (the “Portfolio”), and for such portion of the Fund’s assets that MassMutual actually places under the Sub-Adviser’s management pursuant hereto, the Sub-Adviser is willing to act in such capacity upon the terms herein set forth;

NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, MassMutual, the Fund and the Sub-Adviser, the parties hereto, intending to be legally bound, hereby agree as follows:

1. General Provision.

(a) MassMutual hereby employs the Sub-Adviser, and the Sub-Adviser hereby undertakes to act, as the investment sub-adviser of the Portfolio to provide investment advice and to perform for the Fund such other duties and functions as are hereinafter expressly set forth. The Sub-Adviser shall have no duties or functions that are not expressly set forth herein. The Sub-Adviser shall, in all matters relating to its services hereunder, give to the Fund and the Trust’s Board of Trustees, directly or through MassMutual, the benefit of the Sub-Adviser’s best judgment, effort, advice and recommendations and shall, to the extent rendering its services hereunder, at all times conform to, and use its best efforts to ensure the Portfolio conforms to:

(i) the provisions of the Act and any rules or regulations thereunder;

(ii) any other applicable provisions of state or federal law applicable to the operation of registered investment advisers or investment companies, as the case may be;

(iii) the provisions of the Agreement and Declaration of Trust and Bylaws of the Trust, as amended from time to time after they have been provided to the Sub-Adviser by MassMutual (collectively referred to herein as the “Trust Documents”);

(iv) those policies and instructions of the Board of Trustees of the Trust and MassMutual to the extent that those policies and instructions have been delivered to the Sub-Adviser in writing and are not inconsistent with the Advisory Agreement, this Sub-Advisory Agreement, the Trust Documents, the Disclosure Documents (as defined below) and applicable laws, rules and regulations;

(v) the fundamental and non-fundamental policies and investment restrictions of the Fund as reflected in the Trust’s registration statement under the Act or as such policies may, from time to time, be amended by the Fund’s Board of Trustees or shareholders, in each case after provided to the Sub-Adviser in writing; and

(vi) the Prospectus and Statement of Additional Information of the Fund in effect from time to time after they have been provided to the Sub-Adviser in writing (collectively the documents referenced in clauses (v) and (vi) referred to herein as the “Disclosure Documents”).

(b) The officers and employees of the Sub-Adviser responsible for rendering the Sub-Adviser’s services pursuant hereto shall be available upon reasonable notice for consultation with any of the Trustees and officers of the Trust and MassMutual with respect to the services provided in respect of the Fund by the Sub-Adviser hereunder. MassMutual acknowledges and agrees that the Sub-Adviser (i) is not the Fund’s pricing agent and (ii) is not responsible for valuation of the Fund’s portfolio securities. Nevertheless, the Sub-Adviser will provide reasonable assistance to the Fund’s Board of Trustees and the Fund’s Investment Pricing Committee, who shall be solely responsible therefor, in valuing the Fund’s portfolio securities held by the Fund for which market quotations are not readily available, all in accordance with the Fund’s Pricing Policies and Procedures.

(c) MassMutual acknowledges and agrees that (i) the Sub-Adviser is not the compliance agent for the Fund or for MassMutual, and does not have access to the Fund’s books and records necessary to perform certain compliance testing for the Fund, and (ii) as between the Sub-Adviser and the Fund and MassMutual, the Fund and MassMutual are responsible for compliance by the Fund and MassMutual with all applicable laws, rules and regulations. The Sub-Adviser shall perform its services hereunder based upon its books and records with respect to the Fund, which will constitute a portion of the Fund’s books and records, and upon written instructions received from the Fund or MassMutual to the extent that such instructions have been delivered to the Sub-Adviser in writing and are not inconsistent with the Advisory Agreement, this Sub-Advisory Agreement, the Trust Documents, the Disclosure Documents and applicable laws, rules and regulations. The Sub-Adviser shall be afforded a reasonable amount of time (not less than five (5) business days) to implement any such instructions (for example, if instructed not to trade on behalf of securities of certain specified MassMutual or Fund affiliates, the Sub-Adviser shall be afforded five (5) business days after receipt of such instruction to implement this trading restriction).

(d) The Sub-Adviser acknowledges that MassMutual and the Fund have exclusive discretion regarding the allocation of Fund assets among one or more sub-advisers for the Fund and that the amount of the Fund assets allocated to the Portfolio and the Sub-Adviser may be changed at any time upon notice by MassMutual or the Fund to the Sub-Adviser. MassMutual and the Sub-Adviser acknowledge that neither the Sub-Adviser nor any of its affiliates, officers, directors, shareholders, employees or agents shall be liable with respect to any loss, liability, cost, damage or expense (including but not limited to reasonable attorneys’ fees and costs) (collectively referred to herein as “Losses”) arising out of or in any way relating to the change of Fund assets allocated to the Portfolio and the Sub-Adviser by MassMutual or the Fund, including without limitation the timing thereof, except for Losses directly resulting from the Sub-Adviser’s gross negligence, bad faith or willful misconduct in connection with the Sub-Adviser carrying out the instructions contained in such notice.

2. Duties of the Sub-Adviser.

(a) The Sub-Adviser shall, subject to the direction and control by the Trust’s Board of Trustees or MassMutual pursuant hereto, to the extent MassMutual’s direction is not inconsistent with the Advisory Agreement, this Sub-Advisory Agreement, the Trust Documents, the Disclosure Documents and applicable laws, rules and regulations, (i) regularly provide investment advice and recommendations to the Portfolio, directly or through MassMutual, with respect to the Portfolio’s investments and the purchase, sale or other disposition of securities and other investments; (ii) supervise and monitor continuously the investment program of the Portfolio and the composition of its portfolio and determine what securities or other investments shall be purchased or sold by the Portfolio; (iii) arrange, subject to the provisions of Section 7 hereof, for the purchase of securities and other investments for the Portfolio and the sale of securities and other investments held in the portfolio of the Portfolio; (iv) provide reports on the foregoing to the Board of Trustees for each Board meeting; and (v) vote or exercise any consent rights with respect to such securities or investments.

(b) The Sub-Adviser shall provide to MassMutual such reports for the Portfolio, and in monthly, quarterly or annual time frames, as MassMutual shall reasonably request or as required by applicable law or regulation, including, but not limited to, quarterly compliance reports and the reports listed in Appendix A hereto.

(c) Provided that none of MassMutual, the Fund or the Trust shall be required to pay any compensation other than as provided by the terms of this Sub-Advisory Agreement and subject to the provisions of Section 7 hereof, the Sub-Adviser may obtain investment information, research or assistance from any other person, firm or corporation to supplement, update or otherwise improve its investment management services.

(d) Provided that nothing herein shall be deemed to protect the Sub-Adviser from acts or omissions in breach of this Sub-Advisory Agreement, except as may otherwise be provided by the Act or other federal securities laws, neither the Sub-Adviser nor any of its affiliates, officers, directors, shareholders, employees or agents shall be liable for any Losses, including without limitation Losses in connection with assistance to the Fund’s committee that fair values the Fund’s portfolio securities or other information provided by the Sub-Adviser, except for Losses directly resulting from the Sub-Adviser’s gross negligence, bad faith or willful misconduct.

(e) The Sub-Adviser promptly shall notify MassMutual and the Fund of any material change in the information set forth in its Form ADV to the extent that change reflected thereby could materially affect the services provided by the Sub-Adviser hereunder, including without limitation, information regarding any change in control of the Sub-Adviser or any change in its key personnel, information regarding any material adverse change in the condition (financial or otherwise) of the Sub-Adviser, and information regarding the results of any actions by the Commission or any other state or federal governmental agency or authority or any self-regulatory organization relating to the Sub-Adviser.

(f) The Sub-Adviser shall provide MassMutual, upon reasonable prior written request by MassMutual to the Sub-Adviser, with access to inspect at the Sub-Adviser’s office the books and records of the Sub-Adviser relating to the Portfolio and the Sub-Adviser’s rendering of services hereunder. The Sub-Adviser agrees that all records that it maintains for the Fund are property of the Fund, and upon the Fund’s request, the Sub-Adviser will promptly surrender to the Fund any of such records (or copies thereof).

(g) Except solely to the extent the Sub-Adviser expressly covenants as set forth in Section 3.(b) hereof that it will not knowingly or deliberately favor any other account managed or controlled by it or any of its principals or affiliates over the Portfolio, the Sub-Adviser makes no representations or warranty, express or implied, that any level of performance or investment results will be achieved by the Portfolio or that the Portfolio will perform comparably with any standard, including without limitation any other clients of the Sub-Adviser or index.

(h) The Sub-Adviser agrees to reimburse MassMutual for any costs associated with the production, printing and filing with the Commission (not including mailing costs) of supplements (other than routine annual updates) to the Disclosure Documents to the extent due to changes thereof caused solely by material changes in the Sub-Adviser or its business other than relating to Fund, except for any such costs which may properly be charged to the Fund.

3. Other Activities.

(a) Nothing in this Sub-Advisory Agreement shall prevent MassMutual or the Sub-Adviser or any officer thereof from acting as investment adviser or sub-adviser for any other person, firm, corporation or other entity and shall not in any way limit or restrict MassMutual or the Sub-Adviser or any of their respective directors, officers, members, stockholders, partners or employees from buying, selling, or trading any securities for its own account or for the account of others for whom it or they may be acting, provided that such activities are in compliance with applicable U.S. federal and state securities and other laws, regulations and rules and will not adversely affect or otherwise impair the performance by any party of its duties and obligations under the Advisory Agreement or this Sub-Advisory Agreement.

(b) The Sub-Adviser agrees that it will not knowingly or deliberately favor any other account managed or controlled by it or any of its principals or affiliates over the Portfolio. To the extent permitted by applicable contractual agreements and applicable laws, rules and regulations, including without limitation laws, rules and regulations limiting the disclosure of so-called “nonpublic personal information, the Sub-Adviser, upon reasonable request and receipt of adequate assurances of confidentiality by MassMutual, shall provide MassMutual with an explanation of the qualitative differences, if any, in performance between the Portfolio and any other account (which may be identified by only a number) with investment objectives and policies similar to the Fund for which the Sub-Adviser, or any one of its principals or affiliates, acts as investment adviser. To the extent that a particular investment is suitable, appropriate and timely for both the Portfolio and the Sub-Adviser’s other clients, such investment will be allocated between the Portfolio and such other clients in a manner that over time is fair and equitable in the circumstances.

4. Obligations of MassMutual and the Fund.

(a) During the term hereof, MassMutual will provide, or has provided, to the Sub-Adviser, such information or documents as the Sub-Adviser shall reasonably request or as required by applicable law or regulation. Throughout the term of this Sub-Advisory Agreement, MassMutual shall continue to provide such information and documents to the Sub-Adviser, including without limitation any amendments, updates or supplements to such information or documents before or at the time the amendments, updates or supplements become effective. MassMutual shall timely furnish the Sub-Adviser with such additional information as may be reasonably necessary for or requested by the Sub-Adviser to perform its responsibilities pursuant to this Sub-Advisory Agreement.

(b) MassMutual shall provide such assistance to the Sub-Adviser in setting up and maintaining brokerage accounts and other accounts as the Sub-Adviser shall reasonably request to allow for the purchase or sale of various forms of securities pursuant to this Sub-Advisory Agreement.

5. Custodian and Fund Accountant.

The Fund’s assets shall be maintained in the custody of Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116, or such other custodian identified to the Sub-Adviser by the Fund in writing. Any assets added to the Fund shall be delivered directly to such custodian. The Sub-Adviser shall have no liability for the acts or omissions of any custodian of the Fund’s assets, including without limitation for the segregation requirement of the Act or other applicable law. In addition, at the date of this Sub-Advisory Agreement, MassMutual has contracted with Investors Bank & Trust Company to provide fund accounting services on behalf of the Fund. The Sub-Adviser shall have no liability for the acts or omissions of Investors Bank & Trust Company or such other fund accountant in connection with fund accounting services provided on behalf of the Fund.

6. Compensation of the Sub-Adviser.

(a) MassMutual agrees to pay the Sub-Adviser and the Sub-Adviser agrees to accept as full compensation for the performance of all its services to be performed pursuant to the provisions hereof, a fee paid quarterly, in arrears, at the following rate: an annual rate of [            ].

(b) Expenses.    MassMutual, the Trust and the Fund shall assume and pay their respective organizational, operational and business expenses not specifically assumed or agreed to be paid by the Sub-Adviser pursuant to this Sub-Advisory Agreement. The Sub-Adviser shall pay its own organizational, operational and business expenses but shall not be obligated to pay any expenses of MassMutual, the Trust or the Fund, including without limitation: (a) interest and taxes; (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments of the Fund; (c) custodian fees and expenses, (d) transfer agency services fees and expenses; (e) portfolio securities pricing services fees and expenses; and (f) registration and other regulatory filings services fees and expenses. Any reimbursement of management or other fees required by an expense limitation provision and any liability arising out of a violation by MassMutual of Section 36(b) of the Act shall be the sole responsibility of MassMutual, provided that nothing herein shall relieve the Sub-Adviser from its whatever liability under Section 36(b) of the Act that the Sub-Adviser may have with respect to its duties under this Sub-Advisory Agreement.

7. Portfolio Transactions and Brokerage.

(a) The Sub-Adviser is authorized, in arranging the purchase and sale of the Portfolio’s publicly-traded portfolio securities, to employ or deal with such members of securities exchanges, brokers or dealers (hereinafter “broker-dealers”), as may, in its best judgment, implement the policy of the Fund to obtain, at reasonable expense, the best execution of the Fund’s portfolio transactions.

(b) The Sub-Adviser may effect the purchase and sale of securities (that are otherwise publicly traded) in private transactions on such terms and conditions as are customary in such transactions, may use a broker to effect such transactions, and may enter into a contract in which the broker acts either as principal or as agent.

(c) The Sub-Adviser shall select broker-dealers to effect the Portfolio’s portfolio transactions on the basis of its estimate of their ability to obtain best execution of particular and related portfolio transactions. The abilities of a broker-dealer to obtain best execution of particular portfolio transaction(s) will be judged by the Sub-Adviser on the basis of relevant factors and considerations, including without limitation, insofar as feasible: the efficiency of execution; the timing of the transaction; the price of the security purchased or sold; the commission rate; clearance, settlement, reputation, financial strength and stability; efficiency of execution and error resolution; block trading and block positioning capabilities; willingness to execute related or unrelated difficult transactions in the future; order of call; offering to the Sub-Adviser on-line access to computerized data regarding clients’ accounts; the availability of stocks to borrow for short trades and other matters involved in the receipt of brokerage services generally; the broker-dealer’s responsiveness to the Sub-Adviser; the execution capabilities required by the transaction or transactions; the ability and willingness of the broker-dealer to facilitate the Portfolio’s portfolio transactions by participating therein for its own account; the importance to the Fund of speed, efficiency or confidentiality; the broker-dealer’s apparent familiarity with sources from or to whom particular securities might be purchased or sold; other matters involved in the receipt of brokerage and research services in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended; as well as any other matters relevant to the selection of a broker-dealer for particular and related transactions of the Portfolio; and such other considerations as the Board of Trustees of the Trust or MassMutual determine and provide to the Sub-Adviser in writing from time to time. Subject to these requirements and the provisions of the Act, the Securities Exchange Act of 1934, as amended, and other applicable provisions of law, the Sub-Adviser may select brokers or dealers with which it or the Trust are affiliated.

8. Representations And Warranties of The Sub-Adviser.

The Sub-Adviser hereby represents and warrants to the Fund and MassMutual that:

(a) The Sub-Adviser has obtained all required governmental and regulatory licenses, registrations and approvals required by law as may be necessary to perform its obligations under this Sub-Advisory Agreement and to act as contemplated by the Trust Documents and the Disclosure Documents, including without limitation registration as an investment adviser under the Advisers Act, and will maintain and renew any required licenses, registrations, approvals and memberships during the term of this Sub-Advisory Agreement.

(b) There is no pending, or to the best of its knowledge, threatened action, suit or proceeding before or by any court, governmental, administrative or self-regulatory body or arbitration panel to which the Sub-Adviser or any of its principals or affiliates is a party, or to which any of the assets of the Sub-Adviser is subject, that reasonably might be expected to (i) result in any material adverse change in the Sub-Adviser’s condition (financial or otherwise), business or prospects, (ii) affect adversely in any material respect any of the Sub-Adviser’s assets, (iii) materially impair the Sub-Adviser’s ability to discharge its obligations under this Sub-Advisory Agreement, or (iv) result in a matter that would require an amendment to the Sub-Adviser’s Form ADV, Part II; and the Sub-Adviser has not received any notice of an investigation by the Commission or any state regarding U.S. federal or state securities laws, regulations or rules other than routine examinations of the books and records of the Sub-Adviser.

(c) All references in the Disclosure Documents concerning the Sub-Adviser and its affiliates and the controlling persons, affiliates, stockholders, directors, officers and employees of any of the foregoing provided to MassMutual by the Sub-Adviser or approved by the Sub-Adviser, in each case in writing, for use in the Disclosure Documents, as well as all performance information provided to MassMutual by the Sub-Adviser or approved by the Sub-Adviser, in each case in writing, for use by MassMutual in respect of the Fund, are accurate in all material respects and do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make such information under the circumstances in which it was provided not misleading.

(d) To the extent permitted by applicable contractual agreements and applicable laws, rules and regulations, including without limitation laws, rules and regulations limiting the disclosure of so-called “nonpublic personal information, the Sub-Adviser or its delegated auditor will make available for review by MassMutual (and, if requested by MassMutual, its designated auditors or attorneys) all audited reports relating to the Sub-Adviser’s Institutional Small Cap composite performance results. Sub-Adviser will make its or its delegated auditor’s representatives available to discuss any items contained in such audited reports.

The foregoing representations and warranties shall be continuing during the term of this Sub-Advisory Agreement.

9. Representations and Warranties of MassMutual.

(a) MassMutual represents and warrants to the Sub-Adviser the following:

(i) MassMutual has all requisite corporate power and authority under the laws of the Commonwealth of Massachusetts and federal securities laws and under the Advisory Agreement with the Fund to execute, deliver and perform this Sub-Advisory Agreement and to act as contemplated by the Trust Documents and the Disclosure Documents.

(ii) MassMutual is a registered investment adviser under the Advisers Act and is in material compliance with all other required registrations under applicable federal and state law and has obtained all required governmental and regulatory licenses, registrations and approvals required by law as may be necessary to perform its obligations under the Advisory Agreement and this Sub-Advisory Agreement including without limitation registration as an investment adviser under the Advisers Act, and will maintain and renew any required licenses, registrations, approvals and memberships during the term of this Sub-Advisory Agreement.

(iii) MassMutual has complied, in all material respects, with all registrations required by, and will comply, in all material respects, with all applicable rules and regulations of the Commission.

(iv) MassMutual has received a copy of Part II of Sub-Adviser’s Form ADV.

(v) There is no pending, or to the best of its knowledge, threatened action, suit or proceeding before or by any court, governmental, administrative or self-regulatory body or arbitration panel to which MassMutual is subject, which might reasonably be expected to (a) result in any material adverse change in MassMutual’s condition (financial or otherwise); (b) materially impair MassMutual’s ability to discharge its obligations under this Sub-Advisory Agreement; or (c) result in a matter which would require an amendment to the MassMutual’s Form ADV, Part II; and MassMutual has not received any notice of an investigation by the Commission or any state regarding U.S. federal or state securities laws, regulations or rules other than routine examinations of the books and records of MassMutual.

(vi) The execution, delivery and performance of this Agreement by MassMutual with respect to the Fund (including without limitation appointment of the Sub-Adviser as an investment sub-adviser with respect to the Fund) has been duly authorized and approved by all necessary and appropriate action on the part of MassMutual, MassMutual’s Board of Directors, the Fund, the Trust of which it is a series, the Trust’s Trustees (including without limitation a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) (the “Independent Trustees”)), and, to the extent necessary, the shareholders of the Fund.

The foregoing representations and warranties shall be continuing during the term of this Sub-Advisory Agreement.

10. Covenants of the Sub-Adviser.

(a) If at any time during the term of this Sub-Advisory Agreement, the Sub-Adviser discovers any fact or omission, or any event or change of circumstances occurs, that would make the Sub-Adviser’s representations and warranties in Section 8 inaccurate or incomplete in any material respect, or which might render the Disclosure Documents untrue or misleading in any material respect, the Sub-Adviser will provide prompt written notification to the Fund and MassMutual of any such fact, omission, event or change of circumstances, and the circumstances related thereto.

(b) The Sub-Adviser agrees that, during the term of this Sub-Advisory Agreement, it will provide the Fund and MassMutual with updated information relating to the Sub-Adviser’s performance results for the Fund and for the Sub-Adviser’s Institutional Small Cap composite, as reasonably required from time to time by the Fund and MassMutual (but no more frequently than once per calendar quarter). The Sub-Adviser shall use its best efforts to provide such information within a reasonable period of time after the end of the calendar quarter to which such updated information relates and the information is available to it.

11. Confidentiality.

All information and advice obtained by one party from the other party in connection with this Sub-Advisory Agreement (including without limitation by their respective agents, employees and representatives) shall be treated as confidential and shall not be disclosed to third parties, except as may be necessary to comply with applicable laws, rules and regulations, subpoenas or court orders or used for any purposes other than for carrying out this Sub-Advisory Agreement. Without limiting the foregoing, MassMutual acknowledges that the securities holdings of the Fund constitute information of value to the Sub-Adviser, and agrees: (1) not to use for any purpose, other than for MassMutual or the Fund, or their agents, to supervise or monitor the Sub-Adviser, the holdings or other trading-related information of the Fund; and (2) not to disclose the Fund’s holdings, except: (a) as required by applicable law or regulation; (b) as required by state or federal regulatory authorities; (c) to the Board of Trustees of the Trust, counsel to the Board, counsel to the Trust, the administrator or any sub-administrator, the independent accountants and any other agent of the Trust pursuant to suitable agreements or other obligations of confidentiality and in compliance with the Fund’s policies disclosed in the Disclosure Documents regarding disclosure of the Funds portfolio holdings; or (d) as otherwise agreed to by the parties hereto in writing. Further, MassMutual agrees that information obtained from the Sub-Adviser by the Fund or MassMutual (including without limitation their respective agents, employees and representatives) in connection with this Sub-Advisory Agreement, including without limitation approved lists, internal procedures, compliance procedures and any board materials, is valuable to the Sub-Adviser, and MassMutual agrees not to use or disclose any of the information contained in such materials, except: (i) as required by applicable law or regulation; (ii) as required by state or federal regulatory authorities; (iii) to the Board of Trustees of the Trust, counsel to the Board, counsel to the Trust, the administrator or any sub-administrator, the independent accountants and any other agent of the Trust pursuant to suitable agreements or other obligations of confidentiality; or (iv) as otherwise agreed to by the parties hereto in writing.

Without limiting the foregoing, the Sub-Adviser agrees that any and all information that it obtains pursuant to this Sub-Advisory Agreement regarding MassMutual or its customers including, but not limited to, approved lists, internal procedures, compliance procedures and any board materials, is valuable to MassMutual and will be used exclusively to fulfill the Sub-Adviser’s obligations hereunder, and will not be disclosed to any other party, including any affiliate of the Sub-Adviser or agent of the Fund, except (i) as necessary for the Sub-Adviser to fulfill its obligations pursuant to this Sub-Advisory Agreement, (ii) as required by applicable law or regulation; (iii) as required by state or federal regulatory authorities; or (iv) as otherwise agreed to by the parties hereto in writing. Notwithstanding the foregoing or Section 13 hereof, MassMutual agrees that the Sub-Adviser may identify it or the Fund as a client in promotional materials.

12. Review of Fund Documents.

During the term of this Sub-Advisory Agreement, MassMutual shall furnish to the Sub-Adviser at the Sub-Adviser’s principal office all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Fund or the public, that refer to the Sub-Adviser or its clients in any way, prior to the use thereof, and MassMutual shall not use any such materials if the Sub-Adviser reasonably objects in writing five (5) days (or such other time as may be mutually agreed, which would include longer time periods for review of the Fund’s prospectus and other parts of its registration statement) after receipt thereof. MassMutual shall ensure that materials prepared by employees or agents of MassMutual or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the preceding sentence.

13. Use of Names

The parties agree that the names of both the Sub-Adviser and MassMutual, the names of any affiliates of the Sub-Adviser or MassMutual and any derivative or logo or trademark or service mark or trade name are the valuable property of the Sub-Adviser, MassMutual and each company’s affiliates, respectively. MassMutual and the Fund shall have the right to use such name(s), derivatives, logos, trademarks or service marks or trade names in respect of the Fund only and only with the prior written approval of the Sub-Adviser, which approval shall not be unreasonably withheld or delayed so long as this Sub-Advisory Agreement is in effect. Similarly, the Sub-Adviser shall have the right to use such name(s), derivatives, logos, trademarks or service marks or trade names in respect of the Fund only and only with the prior written approval of MassMutual, which approval shall not be unreasonably withheld or delayed so long as this Sub-Advisory Agreement is in effect. It is understood that certain materials used in the ordinary course of business, such as prospectuses, financial reports, fund fact sheets and internal materials provided to the Trustees, do not require such prior approval.

Upon termination of this Sub-Advisory Agreement, the Sub-Adviser, MassMutual and the Fund shall forthwith cease to use such name(s), derivatives, logos, trademarks or service marks or trade names. The Sub-Adviser, MassMutual and the Fund agree that they will each review with the other parties any advertisement, sales literature, or notice prior to its use that makes reference to the Sub-Adviser, MassMutual or their affiliates, as applicable, or any such name(s), derivatives, logos, trademarks, service marks or trade names so that the Sub-Adviser, MassMutual or their affiliates may review the context in which they are referred to, it being agreed that each party shall have no responsibility to ensure the adequacy of the form or content of such materials used by the other parties for purposes of the Act or other applicable laws and regulations. If the Sub-Adviser, MassMutual or the Fund makes any unauthorized use of another party’s names, derivatives, logos, trademarks or service marks or trade names, the parties acknowledge that the other parties shall suffer irreparable harm for which monetary damages are inadequate and thus, the other parties shall be entitled to seek injunctive relief.

14. Duration.

Unless terminated earlier pursuant to Section 15 hereof, this Sub-Advisory Agreement shall remain in effect for a period of two years from the date hereof. Thereafter it shall continue in effect from year to year, unless terminated pursuant to Section 15 hereof, so long as such continuance shall be approved at least annually by the Trust’s Board of Trustees, including the vote of the majority of the Trustees of the Trust who are not parties to this Sub-Advisory Agreement or “interested persons” (as defined in the Act) of any such party cast in person at a meeting called for the purpose of voting on such approval, or by the holders of a “majority” (as defined in the Act) of the outstanding voting securities of the Fund.

15. Termination.

(a) This Sub-Advisory Agreement shall terminate automatically upon its unauthorized assignment (within the meaning of the Act), the termination of the Advisory Agreement or the dissolution of the Fund.

(b) The Sub-Advisory Agreement may be terminated by MassMutual or the Board of Trustees of the Trust: (i) by written notice to the Sub-Adviser with immediate effect, if the Sub-Adviser’s registration under the Adviser’s Act is suspended, terminated, lapsed or not renewed; (ii) by written notice to the Sub-Adviser with immediate effect, if the Sub-Adviser is adjudged by a court of competent jurisdiction bankrupt or insolvent, seeks an arrangement with creditors, is dissolved or terminated or ceases to exist; (iii) by written notice to the Sub-Adviser with immediate effect, if MassMutual or the Board of Trustees of the Trust determines, for any reason, that such termination is appropriate for the protection of the Fund, including without limitation a determination by MassMutual or the Board of Trustees of the Trust that the Sub-Adviser has breached an obligation or duty under this Sub-Advisory Agreement; or (iv) in their sole discretion, without penalty, upon sixty (60) days prior written notice to Sub-Adviser. This Sub-Advisory Agreement also may be terminated at any time, without penalty, by the vote of the holders of a “majority” of the outstanding voting securities of the Fund (as defined in the Act).

(c) The Sub-Advisory Agreement may be terminated by the Sub-Adviser, without penalty at any time, upon sixty (60) days’ prior written notice, to MassMutual and the Trust.

16. Indemnification.

(a) In any action in which MassMutual or the Fund or any of its or their controlling persons, or any shareholders, partners, directors, officers and/or employees of any of the foregoing, are parties, the Sub-Adviser agrees to indemnify and hold harmless the foregoing persons against any loss, claim, damage, charge, liability or expense (including without limitation reasonable attorneys’ and accountants’ fees) to which such persons may become subject, insofar as such loss, claim, damage, charge, liability or expense arises out of or is based upon any demands, claims, liabilities, expenses, lawsuits, actions or proceedings relating to this Sub-Advisory Agreement or to the advisory services for the account of the Fund provided by the Sub-Adviser, provided that the loss, claim, damage, liability, cost or expense related to, was not based upon, or did not arise out of an act or omission of MassMutual or the Fund or any of its or their officers, directors, employees, affiliates or controlling persons constituting reckless disregard, willful misfeasance, bad faith, gross negligence, fraud or willful misconduct.

(b) In any action in which the Sub-Adviser or any of its controlling persons, or any shareholders, partners, directors, officers and/or employees of any of the foregoing, are parties, MassMutual agrees to indemnify and hold harmless the foregoing persons against any loss, claim, settlement, damage, charge, liability or expense (including without limitation reasonable attorneys’ and accountants’ fees) to which such persons may become subject, insofar as such loss, claim, settlement, damage, charge, liability or expense arises out of or is based upon any demands, claims, liabilities, expenses, lawsuits, actions or proceedings relating to this Sub-Advisory

Agreement, the advisory services for the account of the Fund provided by the Sub-Adviser, the operation of the Fund, the contents of the Disclosure Documents, or the wrongful conduct of persons with respect to the sale of interests in the Fund, provided that the loss, claim, damage, liability, cost or expense did not relate to, or was not based upon, or did not arise out of an act or omission of the Sub-Adviser, its shareholders, or any of its partners, officers, directors, employees, agents or controlling persons constituting reckless disregard, willful misfeasance, bad faith, gross negligence, fraud or willful misconduct.

(c) Promptly after receipt by an indemnified party under this Section 16 of notice of any claim or dispute or commencement of any action or litigation, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 16, notify the indemnifying party of the commencement thereof; but the omission to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party otherwise than under this Section 16 except to the extent, if any, that such failure or delay prejudiced the other party in defending against the claim. In case any such claim, dispute, action or litigation is brought or asserted against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish to assume the defense thereof, with counsel specially approved in writing by such indemnified party, such approval not to be unreasonably withheld, following notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof; in which event, the indemnifying party will not be liable to such indemnified party under this Section 16 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, but shall continue to be liable to the indemnified party in all other respects as heretofore set forth in this Section 16. Notwithstanding any other provisions of this Section 16, if, in any claim, dispute, action or litigation as to which indemnity is or may be available, any indemnified party reasonably determines that its interests are or may be, in whole or in part, adverse to the interests of the indemnifying party, the indemnified party may retain its own counsel, with the choice of counsel subject to the consent of the indemnifying party (which consent shall not be withheld unreasonably), in connection with such claim, dispute, action or litigation and shall continue to be indemnified by the indemnifying party for any legal or any other expenses reasonably incurred in connection with investigating or defending such claim, dispute, action or litigation.

17. Disclaimer of Shareholder Liability.

MassMutual and the Sub-Adviser understand that the obligations of the Trust under this Sub-Advisory Agreement are not binding upon any Trustee or shareholder of the Trust personally, but bind only the Trust and the Trust’s property. MassMutual and the Sub-Adviser represent that each has notice of the provisions of the Trust Documents disclaiming shareholder and Trustee liability for acts or obligations of the Trust.

18. Notice.

Any notice under this Sub-Advisory Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party, with a copy to the Trust, at the addresses below or such other address as such other party may designate for the receipt of such notice.

If to MassMutual:	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111 Attention: Eric H. Wietsma Vice President

If to the Sub-Adviser:	Insight Capital Research & Management, Inc. 2121 North California Boulevard Suite 560 Walnut Creek, CA 94596 Attention: Lisa K. Miller Chief Operating Officer

With a copy to:

If to either MassMutual or the Sub-Adviser, copies to:

MassMutual Select Funds 1295 State Street Springfield, MA 01111 Attention: Andrew M. Goldberg Assistant Secretary

19. No Assignment.

No assignment (within the meaning of the Act) of this Sub-Advisory Agreement may be made without the express written consent of all parties hereto.

20. Amendments to this Sub-Advisory Agreement.

This Sub-Advisory Agreement may be amended only by a written instrument approved in writing by all parties hereto.

21. Governing Law.

This Sub-Advisory Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts, without giving effect to principles of conflict of laws.

22. Survival.

The provisions of this Sub-Advisory Agreement shall survive the termination or other expiration of this Sub-Advisory Agreement with respect to any obligations accruing or arising before such termination or other expiration.

23. Successors.

This Sub-Advisory Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns.

24. Entire Agreement.

This Sub-Advisory Agreement, together with Appendix A hereto, constitutes the entire agreement among the parties hereto with respect to the matters referred to herein, and no other agreement, oral or otherwise, shall be binding on the parties hereto with respect to the subject matter hereof.

25. No Waiver.

No failure or delay on the part of any party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. Any waiver granted hereunder must be in writing and shall be valid only in the specific instance in which given.

26. Severability.

If any one or more provisions in this Sub-Advisory Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not effect any other provision of this Sub-Advisory Agreement, but this Sub-Advisory Agreement shall be construed so as to effectuate the intent of the parties hereto as nearly as possible without giving effect to such invalid, illegal or unenforceable provision had never been contained herein.

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27. Counterparts.

This Sub-Advisory Agreement may be executed in any number of counterparts, each of which shall constitute an original, but all of which when taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Fund, MassMutual and the Sub-Adviser have caused this Sub-Advisory Agreement to be executed as of the day and year first above written.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Eric H. Wietsma
Name:	Eric H. Wietsma
Title:	Vice President

INSIGHT CAPITAL RESEARCH & MANAGEMENT, INC.

By:	/s/ Lisa K. Miller
Name:	Lisa K. Miller
Title:	Chief Operating Officer

Accepted and Agreed to by:

MASSMUTUAL SELECT FUNDS

on behalf of MassMutual Select Emerging Growth Fund

By:	/s/ Nicholas H. Palmerino
Name:	Nicholas H. Palmerino
Title:	CFO and Treasurer

Appendix A

The Sub-Adviser shall provide to MassMutual the following:

1. Quarterly Portfolio Data Sheets (due on the 10th business day after the end of every quarter):

The data sheets should include the following information:

a.  Portfolio Characteristics for the Fund, standard and best fit market index

b.  Portfolio Sector Weights for the Fund, standard and best fit market index.

c.  Top 10 Equity Holdings (% of equities) for the Fund

d.  Top 5 contributors and detractors by performance based on contribution to the portfolio

e.  Purchases (New) and Sales (Eliminated) during the quarter.

f.  Performance of the Fund vs. standard and best fit market index and peer group

2. Portfolio Manager Commentary (due on the 10th business day after the end of every quarter): The commentary should include information on the following topics (there is no limit to the number of words used):

a.  Qualitative assessment by manager: list three factors that were the major influences on performance – both positive and negative

b.  Performance attribution:

—	The industry weightings that had the largest contribution to performance during the most recent quarter.

—	The industry weightings that had the largest detraction from performance during the most recent quarter.

—	The five holdings that contributed the most to performance during the most recent quarter.

—	The five holdings that detracted the most from performance during the most recent quarter.

c.  The manager’s market outlook.

d.  How he/she has positioned the Fund for the near term.

3. Third party portfolio attribution analysis of the Fund: Performance attribution should demonstrate the impact of portfolio management decisions including Asset Allocation Effects and Security Selection Effects.

4. Quarterly Conference Calls: The purpose of this contact will be to obtain a greater understanding of the performance of the Fund, the reasons for that performance, and to gain valuable insights into the Fund provided by the manager

5. Annual On-Site Meeting—As part of MassMutual’s due diligence process, members of MassMutual’s Investment Group arrange an “on site” meeting with each of the managers in MassMutual’s Investment Program. Typically, these meetings include a general overview of the firm as well as separate meetings with each of the portfolio managers to discuss their long-term and short-term strategies, modifications to their investment strategy or style and any other relevant information

Appendix F

Shares Outstanding

For each class of the Funds’ shares, the number of shares outstanding as of August 14, 2006 was as follows:

Aggressive Growth Fund	Number of Shares Outstanding Entitled to Vote Per Class
Class S	39,339,978.731
Class Y	8,116,851.542
Class L	37,295,870.445
Class A	20,080,143.649
Class N	160,323.556

Total	104,993,167.923

Ownership of Shares

As of August 14, 2006 the Trustees and officers of the Trust did not own any shares of the Fund. As of August 14, 2006, Massachusetts Mutual Life Insurance Company owned of record 100% of Class N, 94.99% of Class A, 87.24% of Class L, 67.44% of Class Y and 50.83% of Class S, and therefore for certain purposes may be deemed to “control” the Fund, as that term is defined in the Investment Company Act. As of August 14, 2006, Taynik & Co., c/o Investors Bank & Trust Co., owned of record 28.04% of Class Y, and therefore for certain purposes may be deemed to “control” the Fund, as that term is defined in the Investment Company Act. As of August 14, 2006, MassMutual Select Destination Retirement 2030 Fund, MassMutual Select Destination Retirement 2020 Fund and MassMutual Select Destination Retirement 2040 Fund owned of record 19.01%, 17.70% and 12.46% of Class S, respectively, and therefore for certain purposes may be deemed a principal holder of the Fund.

Emerging Growth Fund	Number of Shares Outstanding Entitled to Vote Per Class
Class S	8,249,819.236
Class Y	709,864.412
Class L	8,089,443.123
Class A	2,565,630.193
Class N	28,856.328

Total	19,643,613.292

Ownership of Shares

As of August 14, 2006 the Trustees and officers of the Trust did not own any shares of the Fund. As of August 14, 2006, Massachusetts Mutual Life Insurance Company owned of record 99.70% of Class L, 99.01% of Class N, 99.92% of Class Y, 97.03% of Class A and 34.75% of Class S, and therefore for certain purposes may be deemed to “control” the Fund, as that term is defined in the Investment Company Act. As of August 14, 2006, MassMutual Select Destination Retirement 2030 Fund and MassMutual Select Destination Retirement 2040 Fund owned of record 38.97% and 26.28% of Class S, respectively, and therefore for certain purposes may be deemed to “control” the Fund, as that term is defined in the Investment Company Act.

F-1